                                                                  EXHIBIT 10.1.2


                                                                  EXECUTION COPY
                                                                  --------------

================================================================================




                              TELECORP PCS, INC.

             Increasing Rate Subordinated Notes Series A Due 2009

             Increasing Rate Subordinated Notes Series B Due 2009



                             AMENDED AND RESTATED
                            NOTE PURCHASE AGREEMENT



                         Dated as of October 29, 1999




================================================================================

                               TABLE OF CONTENTS

                                                                               Page
1.       Authorization of Notes...................................................2
2.       Sale and Purchase of Notes...............................................3
         2.1      Sale of Series A Notes..........................................3
         2.2      Sale of Series B Notes..........................................3
3.       Closings; Fees...........................................................3
         3.1      Series A Closings...............................................3
         3.2      Series B Closings...............................................3
         3.3      Payments........................................................4
         3.4      Legal Fees......................................................4
4.       Terms of the Notes.......................................................4
         4.1      Scheduled Payment of Notes......................................4
         4.2      Interest on Series A Notes......................................5
         4.3      Interest on Series B Notes......................................5
5.       Conditions to Effectiveness..............................................6
         5.1      Effective Date..................................................6
         5.2      Initial Series B Closing........................................8
         5.3      Conditions to Closings..........................................8
6.       Representations and Warranties, etc......................................9
         6.1      Organization, Standing, etc.....................................9
         6.2      Authorization; Enforceability..................................10
         6.3      Qualification..................................................10
         6.4      Financial Statements...........................................10
         6.5      Changes, etc...................................................10
         6.6      Compliance with Other Instruments, etc.........................11
         6.7      Governmental Consents, etc.....................................11
         6.8      Capital Stock and Related Matters..............................11
         6.9      Debt...........................................................12
         6.10     Title to Properties; Liens.....................................12
         6.11     Litigation.....................................................12
         6.12     Patents, Trademarks, Authorizations, etc.......................12
         6.13     Requirements of Law............................................13
         6.14     Federal Reserve Regulations....................................13
         6.15     Status Under Certain Federal Statutes..........................13
         6.16     Compliance with ERISA..........................................13
         6.17     Offer of Securities............................................13
         6.18     Use of Proceeds................................................14
         6.19     Solvency of the Company........................................14
         6.20     Certain Fees...................................................14
         6.21     Regulatory Compliance..........................................14
         6.22     Disclosure.....................................................15

         6.23     Subsidiaries...............................................................15
         6.24     Licenses...................................................................16
         6.25     Transaction Documents......................................................16
7.       Purchase Intent; Investor Status....................................................17
         7.1      Purchase Intent............................................................17
         7.2      Accredited Investor........................................................17
8.       Furnishing of Information...........................................................17
         8.1      Financial Statements and Other Information.................................17
9.       Inspection; Confidentiality.........................................................19
         9.1      Inspection.................................................................19
         9.2      Confidentiality............................................................19
10.      Prepayment of Notes.................................................................20
         10.1     Optional Prepayments.......................................................20
         10.2     Contingent Prepayments Upon Change of Control..............................21
         10.3     Premium....................................................................22
         10.4     Mandatory Redemption of Series A Notes.....................................22
         10.5     Mandatory Redemption of Series B Notes.....................................23
         10.6     Notice of Optional Prepayments; Officers' Certificate......................23
         10.7     Allocation of Partial Prepayments..........................................23
         10.8     Maturity; Surrender, etc...................................................24
         10.9     Acquisition of Notes.......................................................24
11.      Covenants...........................................................................24
         11.1     Payment of Notes...........................................................24
         11.2     Payment of Taxes and Claims................................................24
         11.3     Liens, etc.................................................................24
         11.4     Restricted Payments........................................................25
         11.5     Consolidation, Merger, Sale of Assets, etc.................................25
         11.6     Requirements of Law........................................................26
         11.7     Transactions with Affiliates...............................................26
         11.8     Corporate Existence, etc.; Business........................................27
         11.9     Limitation on Designation of Unrestricted Subsidiaries.....................27
11.10    Limitation on Activities of the Company and the Restricted Subsidiaries.............28
12.      Events of Default; Acceleration.....................................................28
13.      Remedies on Default, etc............................................................30
14.      Subordination.......................................................................31
         14.1     Notes Subordinate to Senior Debt...........................................31
         14.2     Payment of Proceeds Upon Dissolution, Etc..................................31
         14.3     No Payment When Senior Debt in Default.....................................33
         14.4     Acceleration of Subordinated Debt..........................................34
         14.5     Payment Permitted If No Default............................................35
         14.6     Subrogation To Rights of Holders of Senior Debt............................35
         14.7     Provisions Solely To Define Relative Rights................................35
         14.8     No Waiver of Subordination Provisions......................................35

         14.9     Reliance On Judicial Order or Certificate of Liquidating Agent.............36
15.      Definitions.........................................................................36
16.      Tax Matters.........................................................................52
         16.1     Taxes......................................................................52
17.      Notes held by Company, etc., Deemed Not Outstanding.................................55
18.      Payments on Notes...................................................................55
         18.1     Place of Payment...........................................................55
         18.2     Home Office Payment........................................................56
         18.3     Expenses, etc..............................................................56
19.      Survival of Representations and Warranties..........................................57
20.      Amendments and Waivers..............................................................57
21.      Notices, etc........................................................................57
22.      Indemnification.....................................................................58
23.      Successors and Assigns; Participations; Assignments; Replacement of Notes...........58
         23.1     Successors and Assigns.....................................................58
         23.2     Participations.............................................................59
         23.3     Assignments................................................................59
         23.4     Register...................................................................60
         23.5     Disclosure of Information in Connection with a Transfer....................60
         23.6     Assignment to Federal Reserve Bank.........................................60
         23.7     Replacement of Notes.......................................................60
24.      Remarketing.........................................................................61
25.      Adjustments.........................................................................62
26.      Miscellaneous.......................................................................62
27.      Submission To Jurisdiction; Waivers.................................................62
28.      Expansion Notes.....................................................................63
29.      Waivers of Jury Trial...............................................................65
         30.      Series B Notes.............................................................65

SCHEDULE A                 Purchaser Information

SCHEDULE B                 Disclosure Schedule

SCHEDULE 6.23              Subsidiaries

EXHIBIT A                  Form of Increasing Rate Notes Series A due 2009

EXHIBIT B                  Form of Increasing Rate Notes Series B due 2009

ANNEX I                    Designated Areas

ANNEX II                   SLE Expansion Areas

                              TeleCorp PCS, Inc.
                              1010 N. Glebe Road
                             Arlington, VA  22201


       Increasing Rate Subordinated Notes Series A due October 23, 2009 Increasing Rate Subordinated Notes Series B due October 23, 2009

                                                         As of  October 29, 1999


Lucent Technologies Inc.
600 Mountain Avenue
Murray Hill, New Jersey  07974

Ladies and Gentlemen:

          TeleCorp PCS, Inc., a Delaware corporation (the "Company"), and its Subsidiaries intend to develop personal communications services ("PCS") Systems serving portions of the areas listed on Annex I hereto (the "Designated Areas"), as well as additional MTAs and BTAs from time to time designated by the Company. The Company has entered into a General Agreement for Purchase of Personal Communication Systems and Services effective as of May 12, 1998 between the Company and you (in such capacity, the "Vendor") (the "General Agreement") (the General Agreement as so amended and as further amended, modified or supplemented from time to time, being referred to herein as the "Procurement Contract") as amended by Amendment No. 1 thereto dated as of November 20, 1998; Amendment No. 2 thereto dated as of September 18, 1998, Amendment No. 3 thereto dated as of November 10, 1998, Amendment No. 5 thereto dated as of January 27, 1999, Amendment No. 6 thereto dated as of August 9, 1999, and Amendment No. 7 thereto ("Amendment No. 7") dated as of July 1, 1999, pursuant to which the Company shall purchase and the Vendor shall provide certain telecommunications systems and services for the development of the Company's PCS Systems in the Designated Areas all on the terms and conditions therein set forth.

          In order to finance a portion of the development costs of such PCS Systems and certain working capital requirements (a) on May 11, 1998, the Company and you entered into a Note Purchase Agreement (the "Existing Note Agreement") pursuant to which the Company agreed to issue and you agreed to purchase, from time to time, two series of increasing rate subordinated notes consisting of up to $40,000,000 aggregate initial principal amount of its Series A Notes (as defined below) and up to $40,000,000 aggregate initial principal amount of its

Increasing Rate Series B Notes due 2012 (the "Initial Series B Notes"), (b) the Company obtained from the Cash Equity Investors contributions which, together with amounts previously funded, aggregate $40,000,000, (c) the Company entered into the Credit Agreement pursuant to which the lenders party thereto committed to provide loans in an aggregate principal amount of up to $525,000,000 and (d) the Company issued $575,000,000 face amount of 11 5/8% Senior Subordinated Discount Notes Due 2009 (the "High Yield Notes") pursuant to the Indenture dated April 23, 1999 among the Company, TeleCorp Communications, Inc. and Bankers Trust Company, as trustee (the "Indenture"). Concurrent with the issuance of the High Yield Notes, the Company repaid the Initial Series B Notes and the Initial Series B Commitment was terminated.

          The Company desires to develop PCS Systems in the MTAs and BTAs set forth in Annex II (such MTAs and BTAs being grouped into three Expansion Areas as set forth in such Annex and collectively referred to herein as the "SLE Expansion Area"). In connection therewith, the Company has entered into Amendment No. 7 with the Vendor pursuant to which the Company shall purchase and the Vendor shall provide certain telecommunications systems and services for the development of the Company's Systems in the SLE Expansion Area. The transactions contemplated under the Procurement Contract and the financings contemplated by the foregoing paragraph are referred to as the "Financing Transactions".

          The Company and you desire to amend and restate the Existing Note Agreement as follows:

          Certain capitalized terms used in this Agreement are defined in section 15; references to a "Schedule" or an "Exhibit" are, unless otherwise specified, to a Schedule or an Exhibit attached to this Agreement.

          The Company hereby agrees with you as follows:

          1.  Authorization of Notes.  The Company has previously authorized
              ----------------------
the issue and sale of its Increasing Rate Subordinated Notes Series A due October 23, 2009 in an initial aggregate principal amount not to exceed $40,000,000 and will authorize the issue and sale of such Notes in an additional initial principal amount not to exceed $12,500,000 (the "Series A Notes" such term to include any notes issued in substitution therefor pursuant to section
23.7 and any Additional Series A Notes) to be substantially in the form of Exhibit A with such changes therefrom, if any, as may be approved by you and the Company. The Company will authorize the issue and sale of its Increasing Rate Subordinated Notes Series B due October 23, 2009 in an initial aggregate principal amount not to exceed $12,500,000 (the "Series B Notes"; such term to include any notes issued in substitution therefor pursuant to section 23.7 and any Additional Series B Notes), and to be substantially in the form of Exhibit B, with such changes therefrom, if any, as may be approved by you and the Company. The Series A Notes and Series B Notes are collectively referred to as the "Notes"; the Additional Series A Notes and Additional Series B Notes are collectively referred to as the "Additional Notes."

          2.  Sale and Purchase of Notes.
              --------------------------

          2.1  Sale of Series A Notes.  From time to time through and including
               ----------------------
the Series A Note Commitment Termination Date, the Company will issue and sell to you and, subject to the terms and conditions of this Agreement, you will purchase from the Company, Series A Notes in an aggregate initial principal amount not to exceed the Series A Note Commitment.

          2.2  Sale of Series B Notes.  From time to time commencing on the
               ----------------------
Initial Series B Closing Date and ending on the Series B Note Commitment Termination Date, the Company will issue and sell to you and, subject to the terms and conditions of this Agreement, you will purchase from the Company, Series B Notes in an aggregate initial principal amount not to exceed the Series B Note Commitment.

          3.  Closings; Fees.
              --------------

          3.1  Series A Closings.  (a) The initial sale of the Series A Notes
               -----------------
to be purchased by you shall take place at a closing (the "Initial Series A Closing") on the Initial Series A Closing Date at such location as the Company and you may agree. At the Initial Series A Closing, the Company will deliver to you the Series A Notes to be purchased by you (which amount shall be specified by the Company to you in a notice delivered not less than five Business Days prior to such Initial Series A Closing Date) in the form of a single Series A Note (or such greater number of Series A Notes in denominations of at least $100,000 as you may request not less than two Business Days prior to the Initial Series A Closing Date) dated the Initial Series A Closing Date and registered in your name (or in the name of your nominee).

          (b) From time to time after the Initial Series A Closing Date but prior to the Series A Note Commitment Termination Date, the Company may issue to you, in accordance with the terms of this Agreement, additional Series A Notes (each, a "Series A Closing"). The Company shall deliver a notice to you setting forth the principal amount of the Series A Notes to be issued (which shall be in an amount equal to the lesser of (i) $5,000,000 or an integral multiple of $1,000,000 in excess thereof and (ii) the remaining amount of the Series A Note Commitment) and stating the date (which shall be not less than five Business Days after the date of such notice) on which the Company desires that you purchase such Series A Notes (each, a "Series A Closing Date"). At each Series A Closing, the Company will deliver to you the Series A Notes to be purchased by you in the form of a single Series A Note (or such greater number of Series A Notes in denominations of at least $100,000 as you may request not less than two Business Days prior to such Series A Closing Date) dated the date of such Series A Closing and registered in your name (or in the name of your nominee).

          3.2  Series B Closings.  (a) The initial sale of the Series B Notes
               -----------------
to be purchased by you shall take place at a closing (the "Initial Series B Closing") on the Initial Series B Closing Date at such time during the Series B Availability Period and at such location as the Company and you may agree. At the Initial Series B Closing, the Company will deliver to you the Series B Notes to be purchased by you (which amount shall be specified by the Company to you in a notice delivered not less than five Business Days prior to such Initial Series B Closing Date) in the form of a single Series B Note (or such greater number of Series B Notes in denominations of at least $100,000 as you may request not less than two Business Days prior to the Initial Series B Closing Date) dated the Initial Series B Closing Date and registered in your name (or in the name of your nominee).

          (b) From time to time after the Initial Series B Closing Date but prior to the Series B Note Commitment Termination Date, the Company may issue to you, in accordance with the terms of this Agreement, additional Series B Notes (each, a "Series B Closing"). The Company shall deliver a notice to you setting forth the principal amount of the Series B Notes to be issued (which shall be in an amount equal to the lesser of (i) $5,000,000 or an integral multiple of $1,000,000 in excess thereof and (ii) the remaining amount of the Series B Note Commitment) and stating the date (which shall be not less than five Business Days after the date of such notice) on which the Company desires that you purchase such Series B Notes (each, a "Series B Closing Date"). At each Series B Closing, the Company will deliver to you the Series B Notes to be purchased by you in the form of a single Series B Note (or such greater number of Series B Notes in denominations of at least $100,000 as you may request not less than two Business Days prior to such Series B Closing Date) dated the date of such Series B Closing and registered in your name (or in the name of your nominee).

          3.3  Payments.  Payment for each of the Notes shall be in
               --------
immediately available funds or, if you elect, by notice to the Company not less than three Business Days prior to the Closing in respect of such Notes, by means of a credit against amounts due to the Vendor under the Procurement Contract; provided that, if you elect to credit amounts under the Procurement Contract,
- --------
(i) you shall specify by notice to the Company one Business Day prior to such Closing which invoices will be so credited and (ii) on the date of such Closing, you shall deliver copies of such invoices marked "paid" against presentation of the Notes to be delivered by the Company.

          3.4  Legal Fees.  On the Effective Date, the Company will pay the
               ----------
reasonable fees and disbursements of your special counsel (with evidence of time recorded as your special counsel may customarily provide) in connection with the transactions contemplated by this Agreement and thereafter the Company will promptly pay additional reasonable fees and disbursements of such special counsel, incurred in connection with such transactions.

          40  Terms of the Notes.
              ------------------

          4.1  Scheduled Payment of Notes.  The Company shall pay in full the
               --------------------------
outstanding aggregate principal amount of the Series A Notes, together with any accrued interest and other amounts with respect to such Notes no later than the Series A Final Maturity Date. The Company shall pay in full the outstanding aggregate principal amount of the Series B Notes, together with any accrued interest and other amounts with respect to such Notes no later than the Series B Final Maturity Date.

          4.2  Interest on Series A Notes.  The Series A Notes shall bear
               --------------------------
interest at an initial rate of 8.50% per annum; provided that if the Company
                                                --------
does not redeem all (but not less than all) the Series A Notes on or prior to January 1, 2001, such initial rate shall increase on each January 1, beginning January 1, 2001 and continuing thereafter, by an amount equal to 1.50% per annum or such lesser amount as will result in the Series A Notes bearing interest at the Maximum Rate (the "Series A Coupon Rate"). Interest on the Series A Notes shall be paid in arrears in cash on each six-month and yearly anniversary of the Initial Series A Closing Date (each, a "Series A Payment Date"), commencing with the date of initial issuance; provided, that (i) interest payable on the Series
                              --------
A Notes on or prior to May 11, 2004 shall be payable in Additional Series A Notes and (ii) thereafter at any time that payment of interest on the Series A Notes in cash shall be prohibited under the terms of the Credit Agreement or the High Yield Debt of the Company interest on the Series A Notes shall be payable in Additional Series A Notes. Any principal payments on the Series A Notes not paid when due and, to the extent permitted by applicable law, any interest payment on the Series A Notes not paid when due, in each case whether at stated maturity, by notice of prepayment, by acceleration or otherwise, shall thereafter bear interest payable upon demand at a rate which is 2.00% per annum in excess of the rate of interest otherwise payable under this Agreement for the Series A Notes. Interest on the Series A Notes shall be computed on the basis of a 360-day year and twelve 30-day months. In computing interest on the Series A Notes, the date of the making of the Series A Notes shall be included and the date of payment shall be excluded.

          4.3  Interest on Series B Notes.  The Series B Notes shall bear
               --------------------------
interest at an initial rate of 10% per annum (the "Series B Coupon Rate"); provided that if the Company does not redeem all (but not less than all) the
- --------
Series B Notes on or prior to January 1, 2000, such initial rate shall increase on each January 1, beginning January 1, 2000 and continuing thereafter, by an amount equal to 1.50% per annum or such lesser amount as will result in the Series B Notes bearing interest at the Maximum Rate (the "Series B Coupon Rate"). Interest on the Series B Notes shall be paid in arrears in cash on each six-month and yearly anniversary of the Initial Series B Closing Date (each, a "Series B Payment Date"), commencing with the date of initial issuance; provided, that (i) interest payable on the Series B Notes on or prior to May 11,
- --------
2004 shall be payable in Additional Series B Notes and (ii) thereafter at any time that payment of interest on the Series B Notes in cash shall be prohibited under the terms of the Credit Agreement, or the High Yield Debt of the Company interest on the Series B Notes shall be payable in Additional Series B Notes. Any principal payments on the Series B Notes not paid when due and, to the extent permitted by applicable law, any interest payment on the Series B Notes not paid when due, in each case whether at stated maturity, by notice of prepayment, by acceleration or otherwise, shall thereafter bear interest payable upon demand at a rate which is 2.00% per annum in excess of the rate of interest otherwise payable under this Agreement for the Series B Notes. Interest on the Series B Notes shall be computed on the basis of a 360-day year and twelve 30-day months. In computing interest on the Series B Notes, the date of the making of the Series B Notes shall be included and the date of payment shall be excluded.

          5    Conditions to Effectiveness.
               ---------------------------

          5.4  Effective Date.  Your obligation to perform your obligations on
               --------------
the Effective Date is subject to the fulfillment to your satisfaction, prior to or concurrently with the Effective Date, of the following conditions:

          (a) Representations and Warranties.  The representations and
              ------------------------------
warranties of the Company contained in this Agreement which are not qualified by Material Adverse Effect shall be correct in all material respects when made and at the time of such Closing and the representations and warranties contained in this Agreement that are qualified by Material Adverse Effect shall be correct when made and at the time of such Closing.

          (b) Performance; No Default.  The Company shall have performed and
              -----------------------
complied in all material respects with all agreements and conditions contained in this Agreement required to be performed or complied with by it prior to or at such Closing and, at the Effective Date, no Event of Default or Potential Event of Default shall have occurred and be continuing.

          (c) Compliance Certificate.  The Company shall have delivered to you
              ----------------------
an Officers' Certificate, dated the Effective Date, certifying that the conditions specified in paragraphs (a) and (b) of this section 5.1 have been fulfilled.

          (d) Replacement Notes.  The Company shall have delivered a Series A
              -----------------
Note dated the Effective Date in an aggregate principal amount equal to $41,583,479.16 and you shall have returned to the Company the Series A Notes issued on each Series A Closing Date prior to the date hereof and any Additional Series A Notes issued to you prior to the Effective Date.

          (e) Opinions of Counsel.  You shall have received from McDermott, Will
              -------------------
& Emery, counsel for the Company, favorable opinions covering such matters as you may reasonably request, each addressed to you, dated the Effective Date and reasonably satisfactory in substance and form to you.

          (f) Procurement Contract.  The Company shall have executed and
              --------------------
delivered Amendment No. 7. The Procurement Contract shall be a legal, valid and binding obligation of the Company enforceable in accordance with its terms, subject to applicable bankruptcy, insolvency, reorganization or similar laws affecting the enforcement of creditor's rights generally and to general equitable principles (whether enforcement is sought by proceedings in equity or at law), shall be in full force and effect and no default or breach by the Company shall have occurred thereunder which is continuing.

          (g) Consents, Agreements.  The Company shall have obtained all
              --------------------
consents and waivers under any term of any agreement or instrument to which it is a party or by which it or any of its properties or assets are bound including, without limitation, any consents or waivers required under the Credit Agreement, or any term of any applicable law, ordinance, rule or regulation of any Governmental Authority or any term of any applicable order, judgment or decree of any court, arbitrator or Governmental Authority, necessary or appropriate in connection with this Agreement, the Securities Purchase Agreement and the Procurement Contract, and such consents and waivers shall be in full force and effect on the Effective Date. A complete and correct copy of each such consent and waiver shall have been delivered to you.

          (h) Compliance with Securities Laws.  The offering and sale of the
              -------------------------------
Notes (including any Notes to be issued after the Effective Date) to you shall have complied with all applicable requirements of federal and state securities laws and you shall have received evidence thereof in form and substance satisfactory to you.

          (i) No Actions Pending.  There shall be no suit, action,
              ------------------
investigation, inquiry or other proceeding by or before any Governmental Authority or any other Person or any other legal or administrative proceeding, pending or, to the Company's knowledge, threatened, which questions the validity or legality of the Financing Transactions or the payment, prepayment, administration, sale or other disposition of the Notes or performance by the Company of its obligations under this Agreement and seeks damages or injunctive or other equitable relief in connection therewith.

          (j) Proceedings and Documents.  All corporate and other proceedings in
              -------------------------
connection with the transactions contemplated by this Agreement and all documents and instruments incident to such transactions shall be satisfactory to you and your special counsel, and you and your special counsel shall have received all such counterpart originals or certified or other copies of such documents as you or they may reasonably request.

          (k) Credit Agreement.  The Credit Agreement shall be in full force and
              ----------------
effect and no Default or Event of Default (each as defined in the Credit Agreement) shall have occurred which is continuing.

          (l) Fees.  The fees required to be paid on the Effective Date under
              ----
section 3.4 shall have been paid.

          (m) Additional Matters.  All corporate and other proceedings, and all
              ------------------
documents, instruments, and other legal matters in connection with the transactions contemplated by this Agreement and the Financing Transactions (to the extent the agreements evidencing such Financing Transactions have been or are required to have been completed as of the Effective

Date) shall be satisfactory to you in form and substance and you shall have received any other documents, instruments and legal opinions in respect of any aspect or consequence of the transactions contemplated hereby or thereby as you may reasonably request.

          5.5  Initial Series B Closing.  Your obligation to purchase and pay
               ------------------------
for the Series B Notes to be sold to you at the Initial Series B Closing is subject to the fulfillment to your satisfaction, prior to or concurrently with such Closing, of the following conditions:

          (a) Representations and Warranties:  The representations and
              ------------------------------
warranties of the Company contained in this Agreement which are not qualified by Material Adverse Effect shall be correct in all material respects when made and at the time of such Closing and the representations and warranties of the Company contained in this Agreement that are qualified by Material Adverse Effect shall be correct when made and at the time of such Closing.

          (b) No Default.  No Potential Default or Event of Default shall have
              ----------
occurred and be continuing on such date or after giving effect to the issuance of the Series B Notes to be issued on such date.

          (c) Compliance Certificate.  The Company shall have delivered to you
              ----------------------
an Officers' Certificates, dated the date of such Closing, certifying that the conditions specified in paragraphs (a) and (b) of this section 5.2 have been fulfilled.

          (d) Delivery of Notes.  The Company shall have delivered to you the
              -----------------
Series B Notes to be purchased by you at such Closing, which shall be duly authorized, executed and delivered and shall be in such denominations as you shall have previously requested pursuant to section 3.

          (e) Disclosure Schedule.  If necessary, the Company shall have
              -------------------
delivered to you a revised section 6.8(b) setting forth the capitalization of each Subsidiary of the Company, section 6.9 of the Disclosure Schedule setting forth the Debt of the Company and its Subsidiaries outstanding, or for which the Company has any commitments on such Closing Date, and section 6.23 setting forth the identity of each Subsidiary of the Company other than TeleCorp PCS, LLC and TeleCorp Holdings.

          (f) Additional Matters.  All corporate and other proceedings, and all
              ------------------
documents, instruments and other legal matters in connection with the transactions contemplated by this Agreement and the Financing Transactions (to the extent the agreements evidencing such Financing Transactions have been or are required to have been completed as of the date of such Closing) shall be satisfactory to you in form and substance and you shall have received any other documents, instruments and legal opinions in respect of any aspect or consequence of the transactions contemplated hereby or thereby as you may reasonably request.

          5.6  Conditions to Closings:  Your obligation to purchase and pay
               ----------------------
for any Notes to be sold to you at any Closing (other than the Initial Series B Closing) is subject to the fulfillment to your satisfaction, prior to or concurrently with such Closing, of the following conditions:

          (a) Representations and Warranties:  The representations and
              ------------------------------
warranties of the Company contained in this Agreement which are not qualified by Material Adverse Effect shall be correct in all material respects when made and at the time of such Closing and the representations and warranties of the Company contained in this Agreement that are qualified by Material Adverse Effect shall be correct when made and at the time of such Closing.

          (b) No Default.  No Potential Default or Event of Default shall have
              ----------
occurred and be continuing on such date or after giving effect to the issuance of the Notes to be issued on such date.

          (c) Compliance Certificate.  The Company shall have delivered to you
              ----------------------
an Officers' Certificates, dated the date of such Closing, certifying that the conditions specified in paragraphs (a) and (b) of this section 5.3 have been fulfilled.

          (d) Delivery of Notes.  The Company shall have delivered to you the
              -----------------
Notes to be purchased by you at such Closing, which shall be duly authorized, executed and delivered and shall be in such denominations as you shall have previously requested pursuant to section 3.

          (e) Disclosure Schedule.  If necessary, the Company shall have
              -------------------
delivered to you a revised section 6.8(b) setting forth the capitalization of each subsidiary of the Company, section 6.9 of the Disclosure Schedule setting forth the Debt of the Company and its Subsidiaries outstanding, or for which the Company has any commitments on such Closing Date, and section 6.23 setting forth the identity of each Subsidiary of the Company other than TeleCorp PCS, LLC and TeleCorp Holdings.

          (f) Additional Matters.  All corporate and other proceedings, and all
              ------------------
documents, instruments, and other legal matters in connection with the transactions contemplated by this Agreement and the Financing Transactions (to the extent the agreements evidencing such Financing Transactions have been or are required to have been completed as of the date of such Closing) shall be reasonably satisfactory to you in form and substance and you shall have received any other documents, instruments and legal opinions in respect of any aspect or consequence of the transactions contemplated hereby or thereby as you may reasonably request.

          60  Representations and Warranties, etc.  The Company represents and
              ------------------------------------
warrants as follows:

          6.1  Organization, Standing, etc.  Each of the Company and its
               ----------------------------
Subsidiaries is a corporation, limited liability company or limited partnership duly organized, validly existing and in good standing under the laws of the jurisdiction of its formation and has all requisite entity power and authority to own, lease and operate its properties, to carry on its business as now conducted and as proposed to be conducted following the Financing Transactions. The Company has all requisite corporate power and authority to enter into this Agreement, to issue and sell the Notes and to carry out the transactions contemplated by this Agreement and the Financing Transactions.

          6.2  Authorization; Enforceability.  The Company has taken all
               -----------------------------
necessary corporate action to execute, deliver and perform this Agreement and the Notes and has validly executed and delivered each of such documents. Each of this Agreement and the Notes delivered prior to the Effective Date constitutes, and each of the Notes to be delivered after the Effective Date and any other documents upon execution and delivery will constitute, the legal,
                               -
valid and binding obligation of the Company, enforceable against the Company in accordance with its terms except as enforceability may be limited by bankruptcy, insolvency, reorganization, moratorium or other similar laws affecting creditors' rights generally or general equitable principles or principles of good faith and fair dealing.

          6.3  Qualification.  Each of the Company and its Subsidiaries is,
               -------------
and, after giving effect to the Financing Transactions, will be, duly qualified and in good standing as a foreign corporation authorized to do business in each jurisdiction (other than the jurisdiction of its incorporation) in which the nature of its activities or the character of the properties it owns or leases makes such qualification necessary, except where the failure so to qualify would not have a Material Adverse Effect.

          6.4  Financial Statements.  (a)  The Company has delivered to you
               --------------------
complete and correct copies of the unaudited consolidated balance sheet of the Company and its Subsidiaries dated as of September 30, 1999, and the related statements of income, stockholders' equity and cash flows for the nine-month period then ended (the "Financial Statements"). The Financial Statements have been prepared in accordance with GAAP, applied on a consistent basis throughout the periods specified, and present fairly in all material respects the financial position of the Company and its Subsidiaries as of the respective dates specified and the consolidated results of their operations and changes in financial position for the respective periods specified subject to normal year-end adjustments and footnote disclosure.

          (b) The forecast of the Company and its Subsidiaries contained in the business plan entitled "TeleCorp PCS Bank Plan" dated May 5, 1998 as revised on October 19, 1999 for the period commencing January 1, 1998 to and including December 31, 2009, prepared by a Responsible Officer of the Company presented on a consolidated basis has been prepared in good faith and utilizing reasonable assumptions; provided that nothing contained therein shall be deemed a
             --------
representation that the results set forth in such Plan will be achieved.

          6.5  Changes, etc.  Except as set forth in section 6.5 of the
               -------------
Disclosure Schedule, since December 31, 1998, (a) there has been no change in the assets, liabilities or financial condition of the Company and its Subsidiaries, other than changes which have not been, in any case or in the aggregate, materially adverse to any of them, and (b) other than TeleCorp

Holdings, neither the business, operations or affairs nor any of the properties or assets of the Company or its Subsidiaries has been affected by any occurrence or development (whether or not insured against) which has been, either in any case or in the aggregate, materially adverse to any of them.

          6.6  Compliance with Other Instruments, etc.  Neither the Company
               ---------------------------------------
nor any Subsidiary is, and, after giving effect to the Financing Transactions, neither the Company nor any Subsidiary will be, in violation of its certificate of incorporation or by-laws. Neither the Company nor any Subsidiary is, and, after giving effect to the Financing Transactions, neither the Company nor any Subsidiary will be, in material violation of any term of any agreement or instrument to which it is a party or by which it or any of its properties or assets is bound, or any term of any applicable law, ordinance, rule or regulation of any Governmental Authority or any term of any applicable order, judgment or decree of any court, arbitrator or Governmental Authority, the consequences of any which violation (or all such violations in the aggregate) would reasonably be expected to have a Material Adverse Effect; and the execution, delivery and performance of this Agreement and the Notes will not result in any material violation of or be in material conflict with or constitute a default under any such term or result in the creation of (or impose any obligation on the Company to create) any Lien upon any of the properties or assets of the Company pursuant to any such term.

          6.7  Governmental Consents, etc.  No consent, approval or
               ---------------------------
authorization of, or declaration or filing with, any Governmental Authority on the part of any of the Company or any of its Subsidiaries is required for the valid execution and delivery of this Agreement or the consummation of the transactions contemplated hereby or the valid offer, issue, sale and delivery of the Notes, other than those which have been obtained or made and are unconditional and in full force and effect.

          6.8  Capital Stock and Related Matters.
               ---------------------------------

          (a) The authorized Capital Stock of the Company is as set forth in section 6.8 of the Disclosure Schedule. Except in each case as specified therein, the Company does not have outstanding securities convertible into or exchangeable for any shares of its Capital Stock, nor will it have outstanding any rights to subscribe for or to purchase, or any options for the purchase of, or any agreements providing for the issuance (contingent or otherwise) of, or any calls, commitments or claims of any character relating to, any shares of its Capital Stock or any securities convertible into or exchangeable for any shares of its Capital Stock.

          (b) The authorized Capital Stock of each Subsidiary of the Company, and the number of shares issued and outstanding, is as set forth in section 6.8 of the Disclosure Schedule. Except as set forth in section 6.8 of the Disclosure Schedule, no Subsidiary of the Company has any outstanding securities convertible into or exchangeable for any shares of its Capital Stock, nor will it have outstanding any rights to subscribe for or to purchase, or any options for the purchase of, or any agreements providing for the issuance (contingent or otherwise) of, or any calls, commitments or claims of any character relating to, any shares of its Capital Stock or any securities convertible into or exchangeable for any shares of its Capital Stock.

          (c) Except as set forth on Schedule 6.8(c), the Company is not subject
                                     ---------------
to any obligation (contingent or otherwise) to repurchase or otherwise to acquire or retire any shares of its Capital Stock.

          6.9  Debt.  Section 6.9 of the Disclosure Schedule (as revised, if
               ----
necessary pursuant to section 5.2(e) or section 5.3(e)) correctly describes all Debt of the Company and its Subsidiaries outstanding, or for which the Company or any Subsidiary has commitments on the date hereof and all Debt of the Company and its Subsidiaries to be outstanding, or for which the Company or any Subsidiary will have commitments, on the Effective Date and the Initial Series B Closing Date, in each case, after giving effect to the Financing Transactions.

          6.10  Title to Properties; Liens.  Each of the Company and its
                --------------------------
Subsidiaries has good and marketable title to all its material owned properties and assets, and none of such properties or assets will be subject to any Liens other than the Liens in favor of the Administrative Agent for the benefit of the Lenders and other Liens permitted under the Credit Agreement including any Liens as to which the Lenders shall have granted their consent or waived any objection and other Liens which could not reasonably be expected to have a Material Adverse Effect. On each Closing Date and after giving effect to the Financing Transactions, each of the Company and its Subsidiaries will enjoy peaceful and undisturbed possession under all leases necessary for the operation of its business, and all such leases will be valid and subsisting and will be in full force and effect except where such failure could not reasonably be expected to have a Material Adverse Effect. No Lien currently exists which would require the Company to equitably and ratably secure the obligations hereunder and under the Notes pursuant to section 11.3.

          6.11  Litigation.  Except as set forth in section 6.11 to the
                ----------
Disclosure Schedule, there is no action, proceeding or investigation pending or, to the knowledge of the Company, threatened which questions the validity or legality of the Financing Transactions or this Agreement or the Notes, or any action taken or to be taken pursuant to this Agreement or the Notes or which would reasonably be expected to have a Material Adverse Effect.

          6.12  Patents, Trademarks, Authorizations, etc.    Each of the Company
                -----------------------------------------
and its Subsidiaries owns or is licensed to use all patents, trademarks, service marks, trade names, copyrights, technology, know-how and processes necessary for the conduct of its business, without any known conflict with the rights of others except to the extent that the failure to be in compliance could not reasonably be expected to have a Material Adverse Effect. The transactions under the Securities Purchase Agreement and the Related Agreements have been consummated and the Company is licensed to market under the AT&T brand name and to use the trademarks, service marks, logo and trade dress licensed thereunder for a period of not less than five years from the date of such Related Agreements.

          6.13  Requirements of Law.  Each of the Company and its Subsidiaries
                -------------------
is in compliance with all Requirements of Law applicable to it and its business, except to the extent that the failure to be in compliance could not reasonably be expected to have a Material Adverse Effect.

          6.14  Federal Reserve Regulations.  The Company will not use any of
                ---------------------------
the proceeds of the sale of the Notes for the purpose, whether immediate, incidental or ultimate, of buying a "margin stock" or of maintaining, reducing or retiring any indebtedness originally incurred to purchase a stock that is currently a "margin stock", or for any other purpose which might constitute this transaction a "purpose credit", in each case, within the meaning of Regulation U of such Board (12 C.F.R. 221, as amended), or otherwise take or permit to be taken any action which would involve a violation of such Regulation U or of Regulation T (12 C.F.R. 220, as amended) or Regulation X (12 C.F.R. 224, as amended) or any other regulation of such Board. No Debt of the Company or any Subsidiary being reduced or retired out of the proceeds of the sale of the Notes was incurred for the purpose of purchasing or carrying any such "margin stock" and neither the Company nor any Subsidiary owns or has any present intention of acquiring any such "margin stock".

          6.15  Status Under Certain Federal Statutes.  Neither the Company
                -------------------------------------
nor any Subsidiary is, and after giving effect to the Financing Transactions none of them will be, (a) an "investment company", or a company "controlled" by an "investment company", within the meaning of the Investment Company Act of 1940, as amended; (b) a "holding company" or a "subsidiary company" of a "holding company", or an "affiliate" of a "holding company" or of a "subsidiary company" of a "holding company", as such terms are defined in the Public Utility Holding Company Act of 1935, as amended; (c) a "public utility", as such term is defined in the Federal Power Act, as amended; or (d) a "rail carrier or a person controlled by or affiliated with a rail carrier", within the meaning of Title 49, U.S.C., or a "carrier" to which 49 U.S.C. 11301(b)(1) is applicable. Neither the Company nor any Subsidiary is subject to regulation under any Federal or state statute, regulation, decree or order which limits its ability to incur Debt or conditions such ability upon any act, approval or consent of any Governmental Authority.

          6.16  Compliance with ERISA.  Neither the acquisition of the Notes
                ---------------------
by you nor the consummation of any of the other transactions contemplated by this Agreement is or will constitute a "prohibited transaction" within the meaning of Section 4975 of the Code, or Section 406 of ERISA.

          6.17  Offer of Securities.  The sale of the Notes in accordance with
                -------------------
the terms of this Agreement (a) is exempt from the registration requirements of the Securities Act and applicable state securities or blue sky laws and (b) does not require the qualification of an indenture under the Indenture Act. Neither the Company nor any financial advisor of the

Company has directly or indirectly offered the securities to be purchased by you pursuant to this Agreement or any part thereof or any similar securities for sale to, or solicited any offer to buy any of the same from, or otherwise approached or negotiated in respect thereof with any Person other than you. Neither the Company nor anyone acting on its behalf has taken or will take any action which would subject the issuance and sale of the Notes to the registration and prospectus delivery provisions of the Securities Act.

          6.18  Use of Proceeds.  The Company will apply the proceeds of the
                ---------------
sale of the Notes solely to develop PCS Systems in the Designated Areas and the SLE Expansion Area.

          6.19  Solvency of the Company.  As of each Closing Date, (a) the
                -----------------------
aggregate value of all the assets of the Company and its Subsidiaries taken as a whole, at a fair valuation, will exceed the total liabilities of such Person (including contingent, subordinated, unmatured and unliquidated liabilities);
(b) each of the Company and its Subsidiaries will be able to pay its debts as they mature; and (c) neither the Company nor any Subsidiary will have unreasonably small capital for the business in which it is proposed to be engaged. For purposes of this section 6.19, the "fair valuation" of any asset will be that amount which may be realized within a reasonable time, either through collection or sale of such asset at fair market value, defining the latter as the amount which could be obtained for the property in question within such period by a willing seller from a willing buyer, each having reasonable knowledge of the relevant facts, neither being under any compulsion to act, with equity to both. Neither the Company nor any Subsidiary has any intent to hinder, delay or defraud any entity to which it is, or will become, on or after the Initial Series A Closing Date, indebted or to incur debts that would be beyond its ability to pay as they mature.

          6.20  Certain Fees.  Except for the fees referred to in section 3.4
                ------------
and as disclosed on section 6.20 of the Disclosure Schedule, no broker's or finder's fee or commission has been paid or will be payable by the Company with respect to the offer, issue and sale of the Notes or with respect to the Financing Transactions and the Company hereby indemnifies you against, and will hold you harmless from, any claim, demand or liability asserted against you for broker's or finder's fees alleged to have been incurred by the Company or any other Person (other than you or your Affiliates) in connection with any such offer, issue and sale or the Financing Transactions or any of the other transactions contemplated by this Agreement.

          6.21  Regulatory Compliance.  (a) The Company and its Subsidiaries
                ---------------------
are in compliance with the Communications Act and the Telecommunications Act, except to the extent that the failure to be in compliance could not reasonably be expected to have a Material Adverse Effect.

          (b) None of the chief executive officer, chief operating officer, chief financial officer, general counsel or any other officer or employee of the Company specifically charged with having knowledge of or monitoring FCC matters has knowledge of any investigation, notice of apparent liability, violation, forfeiture or other order or complaint issued by or before the FCC, or of any other proceedings of or before the FCC, which could reasonably be expected to have a Material Adverse Effect.

          (c) Each of the Company and its Subsidiaries holds all Licenses necessary for the operation of its business as currently conducted except where the failure to hold such Licenses could not reasonably be expected to have a Material Adverse Effect. No event has occurred which (i) results in, or after notice or lapse of time or both would result in, revocation, suspension, adverse modification, non-renewal, impairment, restriction or termination of, or order of forfeiture with respect to, any such License in any respect that could reasonably be expected to have a Material Adverse Effect, or (ii) affects or could reasonably be expected in the future to affect any of the rights of the Borrower or its Subsidiaries under any License in any respect that could reasonably be expected to have a Material Adverse Effect.

          (d) The Company and its Subsidiaries have duly filed in a timely manner all material filings, reports, applications, documents, instruments and information required to be filed by it under the Communications Act, the Telecommunications Act and under any other applicable federal, state and local laws, and all such filings were when made true, correct and complete in all material respects, except to the extent that the failure of any of the foregoing to be true and correct could not reasonably be expected to have a Material Adverse Effect.

          (e) TeleCorp Holdings currently qualifies, and at all times since it has held any Licenses from the FCC has qualified and will qualify, as a "very small business," as defined in 47 C.F.R. 101.112(b), and neither the Company nor TeleCorp Holdings has committed or has any present intention to take any action that would result in TeleCorp Holdings not being qualified as a "very small business" other than by reason of its annual gross revenues. As a result of the closing of the transactions under Article II and Article III of the Securities Purchase Agreement the Company owns 100% of the issued and outstanding Capital Stock of TeleCorp Holdings.

          6.22  Disclosure.  Neither this Agreement nor any other document,
                ----------
certificate or instrument delivered to you by or on behalf of the Company in connection with the transactions contemplated by this Agreement taken as a whole contains any untrue statement of a material fact or omits to state a material fact necessary in order to make the statements contained herein and therein, in light of the circumstances under which they were made, not misleading (it being understood that, except as set forth in section 6.4, no representation or warranty is made with respect to any projections or other prospective financial information). There is no fact known to the Company (other than matters of a general economic or political nature which do not affect the Company uniquely) which has resulted in, or could reasonably be expected to result in, a Material Adverse Effect, which has not been set forth in this Agreement or in the other documents, certificates and instruments delivered to you by or on behalf of the Company in connection with the transactions contemplated hereby and thereby.

          6.23  Subsidiaries.  On the Effective Date and on the date of each
                ------------
Closing thereafter, the Company's only Subsidiaries are as set forth on Schedule 6.23.

          6.24  Licenses.  (a) (i) The Company and its Subsidiaries hold all
                --------
Licenses necessary to operate a System in each of the MTAs in the Designated Areas and the SLE Expansion Area, (ii) such Licenses have been duly issued by the FCC and are in full force and effect and (iii) the Company and its Subsidiaries are in compliance in all material respects with all the provisions of each such License. No such License is subject to any pending or, to the knowledge of the Company, threatened revocation, adverse modification, suspension or termination proceeding or action.

          (b) The Company and its Subsidiaries hold all Licenses necessary to operate Systems in MTAs and BTAs covering at least 16,800,000 POPs, and such Licenses have been duly issued by the FCC, are held by the Company or any Subsidiary and are in full force and effect; and the Company and its Subsidiaries are in compliance in all material respects with all of the provisions of each such License.

          6.25  Transaction Documents.  (a)  The Company has delivered to you
                ---------------------
complete and correct copies of each of the Transaction Documents (including all exhibits, schedules and disclosure letters referred to therein or delivered pursuant thereto, if any) and all amendments thereto, waivers relating thereto and other side letters or agreements affecting the terms thereof, as such Transaction Documents are in effect on the date this representation is made or deemed made. Each of the Transaction Documents, as such Transaction Documents are in effect on the date this representation is made or deemed made, has been duly executed and delivered by the Company, each Subsidiary and other party thereto and is a legal, valid and binding obligation of the Company, Subsidiary and each other party thereto, enforceable in accordance with its terms, except as enforceability may be limited by bankruptcy, insolvency or other similar laws affecting the rights of creditors generally and by general principles of equity (whether enforcement is sought by proceedings in equity or at law).

          (b) The Transactions (as defined in the Securities Purchase Agreement) under Article II and Article III of such Agreement contemplated to be completed on the Closing Date (as defined in the Securities Purchase Agreement) including
(i) the contribution by each Cash Equity Investor of its Initial Cash Contributions and its irrevocable commitment to contribute an amount equal to its Aggregate Commitment (each as defined in the Securities Purchase Agreement),
(ii) the contribution by AT&T and TWR of the Contributed Licenses (as defined in the Securities Purchase Agreement) and (iii) the sale by AT&T to the Company of the Purchased Licenses (as defined in the Securities Purchase Agreement) and the actions required to be completed as of such date under the Related Agreements have been completed in accordance with the terms thereof. Each Transaction Document is in full force and effect and no breach or default under any Transaction Document shall have occurred which is continuing.

          (c) The representations and warranties of the Company and, to the knowledge of the chief executive officer, chief operating officer, chief financial officer and the general counsel of the Company, each other party to the Transaction Documents, as such Transaction Documents are in effect on the date this representation is made or deemed made (other than representations which by their terms are limited to a specific date), are true and correct in all material respects except where the failure of such representations to be true and correct in all material respects could not reasonably be expected to have a Material Adverse Effect. Such representations and warranties, together with the definitions of all defined terms used therein, are by this reference deemed incorporated herein mutatis mutandis and you are entitled to rely on the
                           ----------------
accuracy of such representations and warranties.

          7  Purchase Intent; Investor Status.
             --------------------------------

          7.26  Purchase Intent.  You represent that you are purchasing the
                ---------------
Notes for your own account, not with a view to the distribution thereof or with any present intention of distributing or selling any of such Notes except in compliance with the Securities Act and any applicable state securities laws; provided that the disposition of your property shall at all times be within your
- --------
control.

          7.27  Accredited Investor.  You are knowledgeable, sophisticated and
                -------------------
experienced in business and financial matters; you acknowledge that the Notes have not been registered under the Securities Act; you understand that the Notes must be held indefinitely unless they are subsequently registered under the Securities Act or such sale is permitted pursuant to an available exemption from such registration requirement; you are able to bear the economic risk of your investment in the Notes and are presently able to afford the complete loss of such investment; you are an "accredited investor" as defined in Regulation D promulgated under the Securities Act; and you have been afforded access to information about the Company and its Subsidiaries and their financial condition, results of operations, business, property, management and prospects sufficient to enable you to evaluate your investment in the Notes. You acknowledge that you have conducted your own analysis of the foregoing factors.

          8  Furnishing of Information.
             -------------------------

          8.28  Financial Statements and Other Information.  The Company will
                ------------------------------------------
deliver to you, so long as you shall be entitled to purchase Notes under this Agreement or you or your nominee shall be the holder of any Notes and to each other holder of any Notes:

          (a) within 45 days after the end of each of the first three quarterly fiscal periods in each fiscal year of the Company, unaudited consolidated and consolidating balance sheets of the Company and its Subsidiaries as at the end of such period and the related unaudited consolidated and consolidating statements of income, stockholders' equity and cash flows for such period and (in the case of the second and third quarterly periods) for the period from the beginning of the current fiscal year to the end of such quarterly period, setting forth in each case in comparative form the consolidated figures for the corresponding periods of the previous fiscal year, all in reasonable detail and certified by a principal financial officer of the Company as having been prepared in accordance with GAAP (except for the absence of notes thereto) applied (except as specifically set forth therein) on a basis consistent with such prior fiscal periods, subject to changes resulting from normal year-end audit adjustments;

          (b) within 90 days after the end of each fiscal year of the Company, consolidated balance sheets of the Company and its Subsidiaries as at the end of such year and the related consolidated statements of income, stockholders' equity and cash flows of the Company and its Subsidiaries for such fiscal year, accompanied by a report thereon of PriceWaterhouseCoopers LLP, or other independent public accountants of recognized national standing selected by the Company (and reasonably satisfactory to the Required Holders) (subject to section 17), which report shall state that such consolidated financial statements present fairly the financial position of the Company and its Subsidiaries as at the dates indicated and the results of their operations and their cash flows for the periods indicated in conformity with GAAP applied on a basis consistent with prior years (except as otherwise specified in such report) and that the audit by such accountants in connection with such consolidated financial statements has been made in accordance with generally accepted auditing standards together with a consolidating balance sheet and consolidating statements of income and cash flow reviewed by PriceWaterhouseCoopers LLP, and certified by a principal financial officer of the Company as presenting fairly the financial position of the Company and its Subsidiaries as at the dates indicated and the results of their operations and their cash flows for the periods indicated in accordance with GAAP (except as specifically set forth therein) applied on a basis consistent with prior years;

          (c) promptly upon receipt thereof, if provided by the Company to the holders of its High Yield Debt, copies of all reports submitted to the Company or any Subsidiary by independent public accountants in connection with each annual, interim or special audit of the books of the Company or such Subsidiary made by such accountants, including, without limitation, any comment letter submitted by such accountants to management in connection with their annual audit;

          (d) promptly upon their becoming available, copies of all financial statements, reports, notices and proxy statements sent or made available generally by the Company to its security holders, of all regular and periodic reports and all registration statements and prospectuses filed by the Company with any securities exchange or with the Securities and Exchange Commission or any Governmental Authority succeeding to any of its functions, and of all press releases and other statements made available generally by the Company to the public concerning material developments in the business of the Company or its Subsidiaries;

          (e) promptly upon any Responsible Officer obtaining knowledge of any condition or event which constitutes an Event of Default or Potential Event of Default, or that the holder of any Note has given any notice or taken any other action with respect to a claimed Event of Default or Potential Event of Default under this Agreement or that any Person has given any notice to the Company or any Subsidiary or taken any other action with respect to a claimed default or event or condition of the type referred to in paragraph (f) of section 12, an Officers' Certificate describing the same and the period of existence thereof and what action the Company and its Subsidiaries have taken, are taking and propose to take with respect thereto; and

          (f) such information as the Company may provide to the holders of its High Yield Debt (including any certifications or statements with respect to the Company's financial condition or otherwise); provided that, solely in connection
                                             --------
with any remarketing by you of the Notes in an aggregate principal amount of not less than $10,000,000, you may request and, subject to section 9.2, the Company, solely in connection with any remarketing of the Notes, shall provide to any prospective participant or assignee such information as the Company may provide to the Lenders (or to the Administrative Agent for the benefit of the lenders) under the Credit Agreement.

          9  Inspection; Confidentiality.
             ---------------------------

          9.29  Inspection.  (a) The holders of the Notes shall not be bound
                ----------
to make any investigation into the facts or matters stated in any resolution, certificate, statement, instrument, opinion, report, notice, request, consent, order, approval, bond, debenture, note or other paper or document provided that
                                                                  --------
any holder or holders of not less than a majority in principal amount of the Notes at the time outstanding, may, in their discretion, make such further inquiry or investigation into such facts or matters as such holder or holders may see fit, and, if such holder or holders shall determine to make such further inquiry or investigation, such holder or holders shall be entitled to examine the books, records and premises of the Company, personally or by agent or attorney.

          (b) Except with respect to any disclosure in the Company's registration statement in the form S-1 filed with the Securities Exchange Commission on October 20, 1999 and the registration statement on form S-4 previously filed with the SEC, the Company shall use its good faith efforts to obtain from any Governmental Authority to whom this Agreement or the terms thereof must be disclosed or publicly filed confidential treatment with respect to those provisions of this Agreement and the Notes which relate to the interest rate, pricing and remarketing and such other provisions as you may reasonably designate. The Company shall cooperate with you in such manner as you may reasonably request to obtain such confidential treatment and will promptly advise you of any discussions with representatives of any Governmental Authority with respect to obtaining such treatment.

          9.30  Confidentiality.  (a) You (including for purposes of this
                ---------------
section your transferees) agree to exercise all reasonable efforts (consistent with your customary methods for keeping information confidential) to keep any information delivered or made available by the Company confidential from anyone other than persons employed or retained by you who are or are expected to become engaged in evaluating, approving, structuring or administering the transactions contemplated hereunder; provided, that nothing herein shall prevent you from disclosing such information (i) to any Affiliate (provided that you shall be responsible for any breach of this provision by such Affiliate) or to any other holder of the Notes, (ii) upon the order of any court or administrative agency, (iii) upon the request or demand of any regulatory agency or Governmental Authority having jurisdiction over you, (iv) that has been publicly disclosed, (v) in connection with any litigation relating to the Notes, this Agreement or any transaction contemplated hereby to which any of you, the Company or any Subsidiary may be a party, (vi) to the extent reasonably required in connection with the exercise of any remedy hereunder, (vii) to your legal counsel and independent auditors and (viii) to any proposed participant or assignee of all or any part of the Notes hereunder, if such other Person, prior to such disclosure, agrees, in writing, for the benefit of the Company to comply with the provisions of this section 9.2 (it being understood that prior to any disclosure under clause (ii), (iii) or (v) of this proviso, you shall, if reasonably practicable and if such action could not reasonably be expected to subject you to any civil or criminal sanction or penalty, notify the Company of such potential disclosure so as to afford the Company the opportunity to contest such disclosure). You and any recipient of the information set forth in section 8.1(f) will not use such information for any purpose other than the remarketing contemplated by section 8.1(f) and without limiting the generality of the foregoing, you and any recipient of such information will not use such information in connection with the offer, sale or purchase of any securities of the Company or any Affiliate of the Company.


          (b) The Company shall use its good faith efforts to obtain from any Governmental Authority to whom this Agreement or the terms thereof must be disclosed or publicly filed confidential treatment with respect to those provisions of this Agreement and the Notes which relate to the interest rate, pricing and remarketing and such other provisions as you may reasonably designate. The Company shall cooperate with you in such manner as you may reasonably request to obtain such confidential treatment and will promptly advise you of any discussions with representatives of any Governmental Authority with respect to obtaining such treatment.

          10  Prepayment of Notes.
              -------------------

          10.1  Optional Prepayments.
                --------------------

          (a) The Company, at its option, upon notice as provided in section 10.6, may redeem at any time, in whole or in part (in a minimum amount of $10,000,000 and in integral multiples of $1,000,000 in excess thereof), without premium, any Notes that are held by the Vendor or any Affiliate to the extent that participations have not been granted to Participants (other than Participants who are Affiliates of the Vendor) in such Notes.

          (b) Subject to section 10.1 (a), with respect to any Series A Notes which the Vendor has either assigned or granted participations, in each case, to Persons who are not Affiliates of the Vendor, the Company, at its option, upon notice as provided in section 10.6, may redeem at any time prior to May 1, 2002 in whole or in part (in a minimum amount of $10,000,000 and in integral multiples of $1,000,000 in excess thereof), without premium, any such Series A Notes; provided, that any such Series A Notes that are not redeemed prior to
       --------
such date shall not be subject to redemption prior to May 1, 2007. On or after May 1, 2007, such Series A Notes shall be subject to redemption at a price equal to 100% of the aggregate principal amount being so redeemed plus a premium expressed as a percentage of the Series A Coupon Rate (determined in accordance with section 10.3(a)) multiplied by the outstanding principal balance.

          (c) Subject to section 10.1 (a), with respect to any Series B Notes which the Vendor has either assigned or granted participations, in each case, to Persons who are not Affiliates of the Vendor, the Company, at its option, upon notice as provided in section 10.6, may redeem at any time prior to May 1, 2000, in whole or in part (in a minimum amount of $10,000,000 and in integral multiples of $1,000,000 in excess thereof), without premium, any such Series B Notes; provided, that any such Series B Notes that are not redeemed prior to
       --------
such date shall not be subject to redemption prior to May 1, 2005. On or after May 1, 2005, such Series B Notes shall be subject to redemption at a price equal to 100% of the aggregate principal amount being so redeemed plus a premium expressed as a percentage of the Series B Coupon Rate (determined in accordance with section 10.3(b)) multiplied by the outstanding principal balance.

          10.2  Contingent Prepayments Upon Change of Control.  If a Change of
                ---------------------------------------------
Control occurs, the Company shall give prompt written notice thereof to each holder of the Notes, by facsimile transmission (and shall confirm such notice by prompt telephonic advice to an investment officer of each such holder) or registered mail, which notice shall also contain a written, irrevocable offer by the Company to prepay, not more than 60 days and not less than 30 days after the date of such notice, the Notes held by such holder in full (and not in part); provided that such prepayment shall be permitted under the Credit Agreement and
- --------
the other Funded Debt Documents of the Company. Upon the acceptance of such offer by such holder by written notice to the Company at least 10 days prior to the date of prepayment specified in the Company's offer, such prepayment of the Notes shall be made at a premium (determined in accordance with section 10.3) expressed as a percentage of the Series A Coupon Rate or Series B Coupon Rate, as applicable, together with, in each case, accrued and unpaid interest through the date of purchase. Any offer by the Company to prepay the Notes pursuant to this section 10.2 shall be accompanied by an Officers' Certificate certifying that the conditions of this section 10.2 have been fulfilled and specifying the particulars of such fulfillment. If the holder of any Notes shall accept such offer, the principal amount of such Notes shall become due and payable on the date specified in such offer. Notwithstanding the foregoing, if a Change of Control shall occur prior to May 1, 2000, in the case of the Series B Notes, or May 1, 2002, in the case of the Series A Notes, the Company may in lieu of such irrevocable offer to prepay elect to prepay the Series A

Notes or the Series B Notes pursuant to section 10.1; provided that (a) such prepayment shall be for all the Notes of such Series and (b) all the Notes then outstanding shall be redeemed or prepaid; provided further, that such time restrictions shall not apply to any Notes held by the Vendor or any of its Affiliates (except to the extent participations have been granted to Persons who are not Affiliates of the Vendor).

          10.3  Premium.  (a) For the purposes of clauses (b) and (c) of
                -------
section 10.1 and for purposes of section 10.2, whenever a premium is required to be paid upon prepayment of any Series A Note, the applicable premium shall be as set forth opposite the applicable twelve-month period below:

                                                   Premium (% of Series A
           Twelve Month Period Commencing               Coupon Rate)
           ------------------------------               ------------

                    May 31, 2007                               50%
                    May 31, 2008                            31.67%
                    May 31, 2009                            13.33%


(it being understood that there shall not be partial reductions for any portion of a year which has elapsed).

          (b) For the purposes of sections 10.1 and 10.2, whenever a premium is required to be paid upon prepayment of any Series B Note, the applicable premium shall be as set forth opposite the applicable twelve-month period below:


                                                   Premium (% of Series B
           Twelve-Month Period Commencing               Coupon Rate)
           ------------------------------               ------------

                    May 31, 2005                               50%
                    May 31, 2006                            39.55%
                    May 31, 2007                            28.90%
                    May 31, 2008                            18.35%
                    May 31, 2009                             7.80%


(it being understood that there shall not be partial reductions for any portion of a year which has elapsed).


          10.4  Mandatory Redemption of Series A Notes.  In the event that the
                --------------------------------------
Net Securities Proceeds, received by the Company from Equity Issuances shall exceed $198,000,000 as adjusted pursuant to section 28, the Company shall give prompt written notice thereof (which notice shall in any event be within 10 days after such receipt) to each holder of the Series A Notes by facsimile transmission (and shall confirm such notice by prompt telephonic advice to an investment officer of each such holder) or by registered mail. Such notice shall state that on a date specified therein (which date shall be not less than 15 days after the date of such notice) the

Company shall redeem, to the extent of such excess, the aggregate principal amount of the Series A Notes held by each holder for a price equal to the aggregate principal amount thereof plus accrued interest; provided that if all or any portion of such redemption of the Series A Notes shall not be permitted under the Credit Agreement (i) the Company shall redeem Series A Notes in a principal amount equal to the maximum amount of the Net Securities Proceeds permitted to be so applied under the Credit Agreement which in no event shall be less than 50% of all Net Securities Proceeds in excess of $198,000,000 as adjusted pursuant to section 28 (the "Proceeds Redemption Amount") and (ii) from time to time thereafter if the Company shall receive additional proceeds from Equity Issuances, the Company shall redeem Series A Notes in a principal amount equal to the Proceeds Redemption Amount until the Series A Notes have been redeemed in full. Any notice from the Company to redeem all or a portion of the Series A Notes pursuant to this section 10.4 shall be accompanied by an Officer's Certificate certifying that the conditions of this section 10.4 have been fulfilled. On the date specified in the Company's notice, the Company, upon receipt of an outstanding Series A Note, shall redeem all or such portion of such Series A Note together with accrued interest thereon and shall promptly mail to the holder of such Series A Note payment therefor and, if applicable, a new Series A Note in a principal amount equal to the excess of the principal amount of the Series A Note redeemed in connection with such redemption over the principal amount of such Series A Note so redeemed.

          10.5  Mandatory Redemption of Series B Notes.  In the event that the
                --------------------------------------
Company receives the Net Debt Proceeds from any High Yield Offering after the date hereof, the Company shall give prompt written notice thereof (which notice shall in any event be within 10 days after such receipt) to each holder of the Series B Notes by facsimile transmission (and shall confirm such notice by prompt telephonic advice to an investment officer of each such holder) or by registered mail. Such notice shall state that on a date specified therein (which date shall not be less than 15 days after the date of such notice) the Company, upon receipt of the outstanding Series B Note, shall redeem Series B Notes in an aggregate principal amount equal to such Net Debt Proceeds. Any notice from the Company to redeem any of the Series B Notes pursuant to this section 10.5(a) shall be accompanied by an Officer's Certificate certifying that the conditions of this section 10.5(a) have been fulfilled. On the date specified in the Company's notice, the Company, upon receipt of an outstanding Series B Note, shall redeem such portion of such Series B Note together with accrued interest thereon and shall promptly mail to the holder of such Series B Note the redemption payment therefor and a new Series B Note in a principal amount equal to the excess of the principal amount of the Series B Note submitted in connection with such redemption over the principal amount of such Series B Note so redeemed.

          10.6  Notice of Optional Prepayments; Officers' Certificate.  The
                -----------------------------------------------------
Company will give each holder of any Notes written notice of each optional prepayment under section 10.1 not less than 15 days and not more than 60 days prior to the date fixed for such prepayment, in each case specifying such date, the aggregate principal amount of the Notes to be prepaid, the principal amount of each Note held by such holder to be prepaid, and the premium, if any, applicable to such prepayment. Such notice shall be accompanied by an Officers' Certificate certifying that the conditions of such section have been fulfilled and specifying the particulars of such fulfillment.

          10.7  Allocation of Partial Prepayments.  In the case of each
                ---------------------------------
partial prepayment paid or to be prepaid (except a prepayment pursuant to section 10.2), the principal amount of the Notes to be prepaid shall be allocated (in integral multiples of $1,000) among all the Notes at the time outstanding in proportion, as nearly as practicable, to the respective unpaid principal amounts thereof not theretofore called for prepayment, with adjustments, to the extent practicable, to compensate for any prior prepayments not made exactly in such proportion. In the case of each partial prepayment under section 10.2, the principal amount of the Notes to be prepaid or purchased, as applicable, shall be allocated pro rata among the holders who accepted such prepayment offer or offer to tender.

          10.8  Maturity; Surrender, etc.   In the case of each prepayment, the
                -------------------------
principal amount of each Note to be prepaid shall mature and become due and payable on the date fixed for such prepayment, together with interest on such principal amount accrued to such date and the applicable premium, if any. From and after such date, unless the Company shall fail to pay such principal amount when so due and payable, together with the interest and premium, if any, as aforesaid, interest on such principal amount shall cease to accrue. Any Note paid or prepaid in full shall be surrendered to the Company and canceled and shall not be reissued, and no Note shall be issued in lieu of any prepaid principal amount of any Note.

          10.9  Acquisition of Notes.  The Company shall not, and shall not
                --------------------
permit any Subsidiary or Affiliate to, purchase, redeem or otherwise acquire any Note except upon the payment, redemption or prepayment thereof in accordance with the terms of this Agreement and such Note.

          11.  Covenants.  The Company covenants that from the date of this
               ---------
Agreement and so long as any of the Notes are outstanding:

          11.1  Payment of Notes.  The Company shall pay the principal of,
                ----------------
premium, if any, and interest on the Notes on the dates and in the manner provided herein and in the Notes.

          11.2  Payment of Taxes and Claims.  The Company shall, and shall
                ---------------------------
cause each Subsidiary to, pay all taxes, assessments and other governmental charges imposed upon it or any of its properties or assets or in respect of any of its franchises, business, income or profits as and when due and all claims (including, without limitation, claims for labor, services, materials and supplies) for sums which have become due and payable and which by law have or might become a Lien upon any of its properties or assets; provided that (i) no
                                                          --------
such charge or claim need be paid if being contested in good faith by appropriate proceedings diligently conducted, if reserves or other appropriate provision, if any, as shall be required by GAAP, shall have been made therefor and (ii) there shall be no default pursuant to this section if the failure to pay any of the foregoing could not reasonably be expected to have Material Adverse Effect.

          11.3  Liens, etc.  The Company shall not, and shall not permit any
                ----------
Restricted Subsidiary to, directly or indirectly incur, issue, assume, guarantee or suffer to exist any High Yield Debt or any other Debt which ranks pari passu or junior to the Notes which is secured by any Lien on any property or assets of the Company or any Restricted Subsidiary or on any shares of Capital Stock of any Restricted Subsidiary, without effectively providing that the principal of, premium, if any, and interest on the Notes shall be secured equitably and ratably with (or prior to) such High Yield Debt or other Debt; provided that the
                                                               --------
priority of such lien shall be subordinated to any Liens securing any High Yield Debt that is senior to the Notes.

          11.4  Restricted Payments.  Unless (a) no Event of Default or
                -------------------
Potential Event of Default shall exist which is continuing and (b) the Company shall have paid, in cash, all interest on the Notes on each of the prior three Payment Dates, the Company shall not declare or make any Restricted Payment; provided that the restriction set forth in clause (b) shall not apply to
- --------
Restricted Payments made by the Company in respect of (i) shares of Series A Convertible Preferred Stock, $.01 par value per share, which are outstanding and held by AT&T PCS, TWR or any other wholly-owned Subsidiary of AT&T which payments shall not exceed $100 per share per year and (ii) the repurchase or redemption of any Capital Stock of the Company held by any member of management of the Company or any Subsidiary pursuant to a management subscription agreement, stock option agreement, restricted stock option agreement or other similar agreement in an amount not to exceed $4,000,000 in any twelve-month period (it being understood that any portion which is not used in any twelve-month period may be carried forward to one or more future twelve-month periods so long as the aggregate of all unused amounts that may be carried forward to any twelve-month period shall not exceed $16,000,000).

          11.5  Consolidation, Merger, Sale of Assets, etc.  The Company shall
                -------------------------------------------
not, and shall not permit any Restricted Subsidiary to, directly or indirectly:

          (a) consolidate with or merge into any other Person or permit any other Person to consolidate with or merge into it, except that:

               (i) any Restricted Subsidiary of the Company may consolidate with or merge into the Company or a Wholly-Owned Subsidiary (or any Person who, after giving effect to any such merger or consolidation would be a Wholly-Owned Subsidiary) if the Company or such Restricted Subsidiary, as the case may be, shall be the surviving corporation and if, immediately after giving effect to such transaction, no condition or event shall exist which constitutes an Event of Default or Potential Event of Default;

               (ii) any corporation (other than a Subsidiary) may consolidate with or merge into the Company if the Company shall be the surviving corporation and if, immediately after giving effect to such transaction, (x) substantially all the assets
                        -
          of the Company shall be located and substantially all its business shall be conducted within the United States and Puerto Rico, (y) the
                                                                        -
          Company's Consolidated Net Worth shall not be less than the Consolidated Net Worth of the Company immediately prior to such transaction and (z) no condition or event shall exist which
                           -
          constitutes an Event of Default or Potential Event of Default; and

               (iii) the Company may consolidate with or merge into any other corporation if (w) the surviving corporation is a corporation
                          -
          organized and existing under the laws of the United States of America or a state thereof, with substantially all its assets located and substantially all its business conducted within the United States and Puerto Rico, (x) such corporation expressly assumes, by an agreement
                        -
          reasonably satisfactory in substance and form to the Required Holders (which agreement may require the delivery in connection with such assumption of such opinions of counsel as such Holders may reasonably require), the obligations of the Company under this Agreement and under the Notes, (y) immediately after giving effect to such
                            -
          transaction (and such assumption), the Company's Consolidated Net Worth shall not be less than the Consolidated Net Worth of the Company immediately prior to such transaction and (z) immediately after giving
                                                     -
          effect to such transaction no condition or event shall exist which constitutes an Event of Default or a Potential Event of Default; or

          (b) sell, lease, abandon or otherwise dispose of all or substantially all its assets, except that:

               (iv) any Restricted Subsidiary of the Company may sell, lease or otherwise dispose of all or substantially all its assets to the Company or a Wholly-Owned Subsidiary; and

               (v) the Company may sell, lease or otherwise dispose of all or substantially all its assets to any corporation into which the Company could be consolidated or merged in compliance with subdivision
          (a)(iii) of this section 11.5; provided that (x) each of the
                                         --------       -
          conditions set forth in such subdivision (a)(iii) shall have been fulfilled, and (y) no such disposition shall relieve the Company from
                          -
          its obligations under this Agreement or the Notes.

          11.6  Requirements of Law.  Each of the Company and its Subsidiaries
                -------------------
shall comply with all applicable Requirements of Law and obtain and comply in all material respects with and maintain any and all Licenses necessary for its operations, except to the extent that the failure to do so could not reasonably be expected to have a Material Adverse Effect.

          11.7  Transactions with Affiliates.  The Company shall not, and
                ----------------------------
shall not permit any Restricted Subsidiary to, directly or indirectly, engage in any transaction material to the

Company or any Restricted Subsidiary (including, without limitation, the purchase, lease, sale or exchange of assets or the rendering of any service) with any Affiliate, except upon fair and reasonable terms that are no less favorable to the Company or such Restricted Subsidiary, as the case may be, than those which might be obtained, in the good faith judgment of the Company, in an arm's length transaction at the time from Persons which are not Affiliates and, in the case of any transaction between the Company and any Management Stockholder(or any Affiliate of any Management Stockholder) shall have been approved by a majority of the directors (excluding any directors who are either Management Stockholders or who are selected by the Management Stockholders and are not subject to approval by any of the other holders of the Capital Stock of the Company); provided that the foregoing restrictions shall not apply to the transactions contemplated under the Transaction Documents or any transaction between the Company and any Wholly-Owned Subsidiary or between one Wholly-Owned Subsidiary and another Wholly-Owned Subsidiary.

          11.8  Corporate Existence, etc.; Business.  The Company shall at all
                -----------------------------------
times preserve and keep in full force and effect its corporate existence, rights, qualifications and franchises (including, without limitation, all Licenses) deemed material to its business and those of each of its Subsidiaries (including, in the case of TeleCorp Holdings, its qualification as a "very small business" as defined as 47 C.F.R. 101.112(b) other than by reason of its annual gross revenues), except as otherwise specifically permitted by section
11.5 and except to the extent that failure to do so could not reasonably be expected to have a Material Adverse Effect.

          11.9  Limitation on Designation of Unrestricted Subsidiaries.  The
                ------------------------------------------------------
Company may designate any Subsidiary of the Company (other than the Real Property Subsidiary and the Equipment Subsidiary) as an "Unrestricted Subsidiary" under this Agreement (a "Designation") only if:

          (i) no Default or Event of Default shall have occurred and be continuing at the time of or after giving effect to such Designation; and

          (ii) the Company would be permitted under the Indenture to make an Investment at the time of Designation (assuming the effectiveness of such Designation) in an amount (the "Designation Amount") equal to the Fair Value of the aggregate amount of its Investments in such Subsidiary on such date;

          (iii) the Company would be permitted to incur $1.00 of additional Debt pursuant to the terms of any supplemental indenture to the Indenture at the time of Designation (assuming the effectiveness of such Designation); and

          (iv) such Subsidiary does not and will not own or hold any FCC licenses (other than FCC licenses in respect of cellular communications covering an area that has been built out and is, on the date of Designation, actively and continuously in operation).

          In the event of any such Designation, the Company shall be deemed to have made an Investment constituting a Restricted Payment in an amount equal to the Designation Amount.

          The Company shall not, and shall not permit any Restricted Subsidiary, at any time (x) to provide direct or indirect credit support for or a guarantee of any Debt of any Unrestricted Subsidiary (including of any undertaking, agreement or instrument evidencing such Debt), (y) be directly or indirectly liable for any Debt of any Unrestricted Subsidiary or (z) be directly or indirectly liable for any Debt which provides that the holder thereof may (upon notice, lapse of time or both) declare a default thereon or cause the payment thereof to be accelerated or payable prior to its final scheduled maturity upon the occurrence of a default with respect to any Debt of any Unrestricted Subsidiary (including any right to take enforcement action against such Unrestricted Subsidiary), except, in the case of clause (x) or (y), to the extent permitted under the terms of any covenant with respect to Restricted Payments contained in a this Agreement. The Company may revoke any Designation of a Subsidiary as an Unrestricted Subsidiary (a "Revocation"), whereupon such Subsidiary shall then constitute a Restricted Subsidiary, if:

          (a) no Default or Event of Default shall have occurred and be continuing at the time of and after giving effect to such Revocation; and

          (b) all Liens and Debt of such Unrestricted Subsidiary outstanding immediately following such Revocation would, if incurred at such time, have been permitted to be incurred for all purposes of this Agreement.

          All Designations and Revocations must be evidenced by resolutions of the Board delivered to you certifying compliance with the foregoing provisions.

          11.10  Limitation on Activities of the Company and the Restricted
                 ----------------------------------------------------------
Subsidiaries.  The Company shall not, and shall not permit any Restricted
- ------------
Subsidiary to, engage in any business other than a Permitted Business, except to such extent as is not material to the Company and its Restricted Subsidiaries, taken as a whole.

          12.  Events of Default; Acceleration.  If any of the following
               -------------------------------
conditions or events ("Events of Default") shall occur and be continuing:

          (a) if the Company shall default in the payment of any principal of or premium, if any, on or any other amount (other than interest not paid in connection with a prepayment or redemption) with respect to any Note when the same becomes due and payable, whether at maturity or at a date fixed for prepayment or by declaration or otherwise; or

          (b) if the Company shall default in the payment of any cash interest (other than interest paid in connection with a prepayment or redemption) or pay-in-kind interest on any Note for more than 15 days after the same becomes due and payable; or

          (c) if the Company shall default in the performance of section 11.5;
or

          (d) if the Company shall default in the performance of or compliance with any other term contained in this Agreement and such default shall not have been remedied within 30 days after such failure shall first have become known to any Responsible Officer of the Company or written notice thereof shall have been received by the Company from any holder of any Note; or

          (e) if any representation or warranty made in writing by or on behalf of the Company in this Agreement or in any instrument furnished in compliance with this Agreement shall prove to have been false or incorrect in any material respect on the date as of which made; or

          (f) if the Company or any Subsidiary shall default (as principal or guarantor or other surety) in the payment of any principal of or premium or interest on any Senior Debt which is outstanding in a principal amount of at least $15,000,000 (or on any one or more items of Senior Debt which are outstanding in the aggregate in a principal amount of at least $15,000,000), or if any event shall occur or condition shall exist in respect of any such Senior Debt or under any evidence of any such Senior Debt or of any mortgage, indenture or other agreement relating thereto, the effect of which default in payment event or condition is to cause the acceleration of the payment of such Senior Debt, or to require the Company or Subsidiary to repurchase such Senior Debt, before its stated maturity or before its regularly scheduled dates of payment; provided that in the event such default in payment or such event or condition is
- --------
waived and any acceleration rescinded prior to the acceleration of the Notes or the commencement of any exercise of remedies under section 13 and in any event within 30 days following such occurrence by each affected holder of such Senior Debt and by each Person that acquired a remedy as a result of such default in payment or such event or condition, then such default in payment or such event or condition shall be deemed waived hereunder; or

          (g) if a final judgment or judgments shall be rendered against the Company or any Subsidiary for the payment of money in excess of $15,000,000 in the aggregate (excluding any such judgment covered by insurance not disputed by the carrier thereof) and any one of such judgments shall not be discharged or execution thereon stayed or bonded pending appeal within 90 days after entry thereof or, in the event of such a stay, such judgment shall not be discharged or satisfied within 90 days after such stay expires; or

          (h) if the Company or any Material Subsidiary shall (i) be generally not paying its debts as they become due, (ii) file, or consent by answer or otherwise to the filing against it of, a petition for relief or reorganization or arrangement or any other petition in bankruptcy, for liquidation or to take advantage of any bankruptcy or insolvency law of any jurisdiction, (iii) make an assignment for the benefit of its creditors, (iv) consent to the appointment of a custodian, receiver, trustee or other officer with similar powers with respect to it or with respect to any substantial part of its property, (v) be finally adjudicated insolvent or (vi) take corporate action for the purpose of any of the foregoing; or

          (i) if a court or Governmental Authority of competent jurisdiction shall enter an order appointing, without consent by the Company or any Material Subsidiary, a custodian, receiver, trustee or other officer with similar powers with respect to it or with respect to any substantial part of its property, or if an order for relief shall be entered in any case or proceeding for liquidation or reorganization or otherwise to take advantage of any bankruptcy or insolvency law of any jurisdiction, or ordering the dissolution, winding-up or liquidation of the Company or any Material Subsidiary, or if any petition for any such relief shall be filed against the Company or any Material Subsidiary and such petition shall not be dismissed within 60 days; or

          (j) the Company shall be in default of or shall breach any of its obligations under the Procurement Contract and as a result thereof such Procurement Contract shall have terminated; provided that no Event of Default
                                            --------
shall exist under this clause (j) if none of the Notes are then held by the Vendor or, if held by the Vendor, participations have been granted in such Notes (other than participations to Persons who are Affiliates), then (i) (A) upon the occurrence of any Event of Default described in paragraphs (h) and (i) of this section 12, the Commitments shall automatically terminate and (B) with respect to any other Event of Default, the Required Holders of the Notes (subject to section 17) may by notice to the Company declare the Commitments terminated forthwith whereupon the Commitments shall be terminated, and (ii) (A) upon the occurrence of any Event of Default described in paragraphs (h) and (i) of this section 12, the unpaid principal amount of and accrued interest on the Notes shall automatically be due and payable or (B) with respect to any other Event of Default (x) if such event is an Event of Default described in paragraphs (a), (b), (f) or (j), of this section 12 the Required Holders of Notes at such time outstanding (subject to section 17) may at any time (unless all defaults shall have been remedied) at its or their option, by written notice or notices to the Company, declare the Notes to be due and payable; or (y) if
                                                                        -
such event is an Event of Default described in any other paragraph of this section 12 and such event occurs before the Credit Agreement shall have been executed and delivered and shall be in full force and effect, the Required Holders of the Notes (subject to section 17) may declare the Notes due and payable; whereupon, with reference to any such declaration, the Notes shall forthwith mature and become due and payable together with interest accrued thereon, without presentment, demand, protest or notice, all of which are hereby waived.

          At any time after the principal of, and interest on, all the Notes are declared due and payable, the holders of 66% or more in aggregate principal amount of the Notes then outstanding, by written notice to the Company, may rescind and annul any such declaration and its consequences if (1) the Company has paid all overdue interest on the Notes and the principal of, and premium, if any, on any Notes which have become due otherwise by reason of such declaration, and interest on such overdue principal and premium and (to the extent permitted by applicable law) any overdue interest in respect of the Notes at the rate of 2% per annum above the then effective rate of interest on the Notes, (2) all Events of Default, other than non-payment of amounts which have become due solely by reason of such declaration, and all conditions and events which constitute Events of Default or Potential Events of Default have been cured or waived and (3) no judgment or decree shall have been entered for the payment of any monies due pursuant to the Notes or this Agreement that has not been vacated; but no such rescission and annulment shall extend to or affect any subsequent Event of Default or Potential Event of Default or impair any right consequent thereon.

          13.  Remedies on Default, etc.    If any Event of Default shall occur
               -------------------------
and be continuing, the holder of any Note at the time outstanding may, to the extent permitted by applicable law, proceed to protect and enforce the rights of such holder by an action at law, suit in equity or other appropriate proceeding, whether for the specific performance of any agreement contained herein or in such Note, or for an injunction against a violation of any of the terms hereof or thereof, or in aid of the exercise of any power granted hereby or thereby or by law or otherwise. No course of dealing and no delay on the part of any holder of any Note in exercising any right, power or remedy shall operate as a waiver thereof or otherwise prejudice such holder's rights, powers or remedies. No right, power or remedy conferred by this Agreement or by any Note upon any holder thereof shall be exclusive of any other right, power or remedy referred to herein or therein or now or hereafter available at law, in equity, by statute or otherwise.

          14.  Subordination.
               -------------

          14.1  Notes Subordinate to Senior Debt.  The Company covenants and
                --------------------------------
agrees, and each holder of a Note, by its acceptance thereof, likewise covenants and agrees, that, to the extent and in the manner hereinafter set forth in this section, the payment of the principal of, premium, if any, and interest on each and all the Notes and the repurchase, redemption or other retirement of the Notes is hereby expressly made subordinate and subject in right of payment to the prior payment in full in cash or cash equivalents or, as acceptable to the holders of Senior Debt, in any other manner, of all Senior Debt in the manner set forth in this section 14. The terms of this section 14 are for the benefit of, and shall be enforceable directly by, each holder of Senior Debt, and each holder of Senior Debt whether now outstanding or hereafter created, incurred, assumed or guaranteed shall be deemed to have acquired such Senior Debt in reliance upon the covenants and provisions contained in this Agreement.

          14.2  Payment of Proceeds Upon Dissolution, Etc.  Upon any payment or
                -----------------------------------------
distribution of assets of the Company to creditors upon any liquidation, dissolution, winding-up, reorganization, assignment for the benefit of creditors, marshaling of assets or liabilities or any bankruptcy, reorganization, receivership, insolvency or similar proceedings of the Company or its property, whether voluntary or involuntary (each such event, if any, herein sometimes referred to as a "Proceeding"):

          (a) The holders of Senior Debt shall receive payment in full in cash or cash equivalents or, as acceptable to the holders of Senior Debt, in any other manner, of all amounts due on or to become due on or in respect of all Senior Debt (including any interest accruing thereon after the commencement of any such Proceeding, whether or not allowed as a claim against the Company in such Proceeding) or provision shall be made for such payment in a manner acceptable to such holders before the holders of the Notes are entitled to receive any payment or distribution whether by setoff, exercising contractual or statutory rights or otherwise and whether in the form of cash, stock or property or otherwise (excluding any payment or distribution described in the last paragraph of section 14.2(b)), on account of the principal of, premium, if any, interest on or any other obligation owing in respect of the Notes or on account of any purchase, redemption or other acquisition of Notes by the Company (all such payments, distributions, purchases, redemptions and acquisitions, whether or not in connection with a Proceeding (but excluding any payment or distribution described in the last paragraph of section 14.2(b)), being herein referred to, individually and collectively, as a "Securities Payment"); and

          (b) Any payment or distribution of assets of the Company of any kind or character, whether in cash, property or securities, by set-off or otherwise, to which the holders of the Notes would be entitled but for the provisions of this section 14, shall be paid by the Company or the liquidating trustee or agent or other Person making such payment or distribution, whether a trustee in bankruptcy, a receiver or liquidating trustee or otherwise, directly to the holders of Senior Debt or their representatives or trustees under any credit agreement, indenture or other agreement under which any such Senior Debt may have been issued, ratably according to the aggregate amounts remaining unpaid on account of the Senior Debt held or represented by each, to the extent necessary to make payment in full in cash or cash equivalents or, as acceptable to the holders of Senior Debt, in any other manner, of all Senior Debt remaining unpaid, after giving effect to any concurrent payment or distribution to the holders of such Senior Debt.

          In the event that, notwithstanding the foregoing provisions of this section, the holder of any Notes shall have received in connection with any Proceeding any Securities Payment before all Senior Debt is paid in full or payment thereof is provided for in cash or cash equivalents, then and in such event such Securities Payment shall be held in trust for the benefit of and paid over or delivered forthwith to the trustee in bankruptcy, receiver, liquidating trustee, custodian, assignee, agent or other Person making payment or distribution of assets of the Company for application to the payment of all Senior Debt remaining unpaid, to the extent necessary to make payment in full in cash or cash equivalents or, as acceptable to the holders of the Senior Debt, in any other manner, of all Senior Debt remaining unpaid after giving effect to any concurrent payment to or for the holders of Senior Debt.

          For purposes of this section 14 only, the words "payment or distribution" or "any payment or distribution of any kind or character, whether in cash, property or securities" shall not be deemed to include a payment or distribution of stock or securities of the Company provided for by a plan of reorganization or readjustment authorized by an order or decree of a court of competent jurisdiction in a reorganization proceeding under any applicable bankruptcy law or of any other corporation provided for by such plan of reorganization or readjustment, which stock or securities are subordinated in right of payment to all then outstanding Senior Debt to substantially the same extent, or to a greater extent than, the Notes are so subordinated as provided in this section 14. The consolidation of the Company with, or the merger of the Company into, another Person or the liquidation or dissolution of the Company following the conveyance, transfer or lease of all or substantially all of its properties and assets to another Person upon the terms and conditions set forth in section 11.5 and so long as permitted under the terms of the Senior Debt shall not be deemed a Proceeding for the purposes of this section if the Person formed by such consolidation or into which the Company is merged or the Person which acquires by conveyance, transfer or lease such properties and assets, as the case may be, shall, as a part of such consolidation, merger, conveyance, transfer or lease, comply with the conditions set forth in section 14.

          (c) To the extent any payment of Senior Debt (whether by or on behalf of the Company, as proceeds of security or enforcement of any right of setoff or otherwise) is declared to be fraudulent or preferential, set aside or required to be paid to any receiver, trustee in bankruptcy, liquidating trustee, agent or other similar Person under any bankruptcy, insolvency, receivership, fraudulent conveyance or similar law, then if such payment is recovered by, or paid over to, such receiver, trustee in bankruptcy, liquidating trustee, agent or other similar Person, the Senior Debt or part thereof originally intended to be satisfied shall be deemed to be reinstated and outstanding as if such payment had not occurred.

          14.3  No Payment When Senior Debt in Default.  In the event that any
                --------------------------------------
Senior Payment Default (as defined below) shall have occurred and be continuing, then no Securities Payment whether by setoff, exercising contractual or statutory rights or otherwise and whether in the form of cash, stock or property or otherwise shall be made, unless and until such Senior Payment Default shall have been cured or waived in writing or shall have ceased to exist or all amounts then due and payable in respect of such Senior Debt (including, without limitation, amounts that have become and remain due by acceleration) shall have been paid in full in cash. "Senior Payment Default" means any default in the payment of the principal of, premium, if any, or interest on any Senior Debt when due, whether at the stated maturity of any such payment or by declaration of acceleration, call for redemption, notice of the exercise of an option to require such repayment, mandatory payment or prepayment or otherwise.

          In the event that any Senior Nonmonetary Default (as defined below) shall have occurred and be continuing, then, upon the receipt by the Company of written notice of such Senior Nonmonetary Default from the Administrative Agent to which such Senior Nonmonetary Default relates or, if no loans or other amounts are then outstanding under the Credit Agreement or any renewal, extension or refunding thereof, and the Credit Agreement and any such renewal, extension or refunding have been terminated, upon receipt of such notice by or on behalf of any other holder or holders of Senior Debt in an aggregate amount in excess of $25,000,000, no Securities Payment shall be made whether by setoff, exercising contractual or statutory rights or otherwise and whether in the form of cash, stock or property or otherwise during the period (the "Payment Blockage Period") commencing on the date of such receipt by the Company of such written notice and ending on the earlier of (a) the date, if any, on which the Senior Debt to which such Senior Nonmonetary Default relates is discharged or such Senior Nonmonetary Default shall have been cured or waived in writing or shall have ceased to exist and any acceleration of Senior Debt to which such Senior Nonmonetary Default relates shall have been rescinded or annulled and (b) the 179th day after the date of receipt of such written notice. No more than one Payment Blockage Period may be commenced with respect to the Notes during any period of 360 consecutive days and there shall be a period of at least 181 consecutive days in each period of 360 consecutive days when no Payment Blockage Period is in effect. Following the commencement of any Payment Blockage Period, the holders of Senior Debt shall be precluded from commencing a subsequent Payment Blockage Period until the conditions set forth in the preceding sentence shall have been satisfied. For all purposes of this paragraph, no Senior Nonmonetary Default that existed and was continuing on the date of commencement of any Payment Blockage Period with respect to the Senior Debt initiating such Payment Blockage Period shall be, or may be made, the basis for the commencement of a subsequent Payment Blockage Period by any holder of Senior Debt or any representative or trustee under any indenture under which any such Senior Debt may have been issued unless such Senior Nonmonetary Default shall have been cured for a period of not less than 90 consecutive days. "Senior Nonmonetary Default" means any default (other than a Senior Payment Default), under the terms of any instrument or agreement pursuant to which any Senior Debt is outstanding, permitting one or more holders of such Senior Debt or any representative or trustee under any indenture under which any such Senior Debt may have been issued to declare such Senior Debt due and payable prior to the date on which it would otherwise become due and payable.

          In the event that, notwithstanding the foregoing, the Company shall make any Securities Payment to any holder prohibited by the foregoing provisions of this section 14.3, then in such event such Securities Payment shall be held in trust and paid over and delivered forthwith to the representatives or trustee under any indenture under which any such Senior Debt may have been issued ratably according to the aggregate amounts remaining unpaid on account of the Senior Debt held or represented by under the Senior Debt or, if there is no such representative or trustee with respect to such Senior Debt, to the holders of such Senior Debt.

          The provisions of this section 14.3 shall not apply to any Securities Payment with respect to which section 14.2 hereof would be applicable.

          14.4  Acceleration of Subordinated Debt.  If an Event of Default
                ---------------------------------
shall have occurred and be continuing (other than an Event of Default pursuant to paragraphs (h) or (i) of section 12), the holders of the Notes shall give the holders of the Senior Debt not less than 30 days prior written notice before accelerating the Notes which notice shall state it is a "Notice of Intent to Accelerate". Upon such declaration, the holders of Senior Debt outstanding at the time such Subordinated Debt so becomes due and payable shall be entitled to receive payment in full in cash, cash equivalents or, as acceptable to the holders of the Senior Debt, in any other manner on all amounts due or to become due on or in respect of such Senior Debt, before the Company may make, and before any holder of Subordinated Debt is entitled to receive, any payment or distribution of assets of the Company of any kind or character, whether in cash, securities or other property on account of any Subordinated Debt. All payments in respect of the

Subordinated Debt postponed under this section 14.4 shall be immediately due and payable upon the termination of such postponement; the remittance in full of such payments by the Company in accordance with the terms of the this Agreement and the acceptance thereof by the holders of the Notes shall be deemed to constitute a cure by the Company and a waiver by the holders of the Notes of any Event of Default that existed immediately prior to such remittance and acceptance to the extent that such Event of Default existed solely as a consequence of the previous non-payment of such postponed payments during such period of postponement.

          14.5  Payment Permitted If No Default.  Nothing contained in this
                -------------------------------
section 14 or elsewhere in this Agreement or in any of the Notes shall prevent the Company, at any time except during the pendency of any Proceeding referred to in section 14.2 or under the conditions described in section 14.3, from making Securities Payments in accordance with the terms of this Agreement. Nothing in this section 14 shall have any effect on the right of the holders to accelerate the maturity of the Notes upon the occurrence of an Event of Default, but, in that event, no payment may be made in violation of the provisions of this section 14 with respect to the Notes. If payment of the Notes is accelerated because of an Event of Default, the Company shall promptly notify the holders of the Senior Debt (or their representatives) of such acceleration.

          14.6  Subrogation To Rights of Holders of Senior Debt.  Subject to
                -----------------------------------------------
the payment in full in cash or cash equivalents, or as acceptable to the holders of Senior Debt, in any other manner, of all Senior Debt, the holders of the Notes shall be subrogated to the rights of the holders of such Senior Debt to receive payments and distributions of cash, property and securities applicable to the Senior Debt until the principal of, premium, if any, and interest on the Notes shall be paid in full. For purposes of such subrogation, no payments or distributions to the holders of the Senior Debt of any cash, property or securities to which the holders of the Notes would be entitled except for the provisions of this section 14, and no payments pursuant to the provisions of this section 14 to the holders of Senior Debt by holders of the Notes, shall, as among the Company, its creditors other than holders of Senior Debt and the holders of the Notes, be deemed to be a payment or distribution by the Company to or on account of the Senior Debt.

          14.7  Provisions Solely To Define Relative Rights.  The provisions
                -------------------------------------------
of this section 14 are and are intended solely for the purpose of defining the relative rights of the holders of the Notes on the one hand and the holders of Senior Debt on the other hand. Nothing contained in this section 14 or elsewhere in this Agreement or in the Notes is intended to or shall (a) impair, as among the Company, its creditors other than holders of Senior Debt and the holders of the Notes, the obligation of the Company, which is absolute and unconditional (and which, subject to the rights under this section 14 of the holders of Senior Debt, is intended to rank equally with all other general obligations of the Company), to pay to the holders of the Notes the principal of, premium, if any, and interest on the Notes as and when the same shall become due and payable in accordance with their terms; or (b) affect the relative rights against the Company of the holders of the Notes and creditors of the Company other than the holders of Senior Debt; or (c) prevent the holder of any Note from exercising all remedies otherwise permitted by applicable law upon default under this Agreement, subject to this section 14, including the rights, if any, under this section 14 of the holders of Senior Debt to receive cash, property and securities otherwise payable or deliverable to such holder or, under the conditions specified in section 14.3, to prevent any payment prohibited by such section or enforce their rights pursuant to the penultimate paragraph in section 14.

          14.8  No Waiver of Subordination Provisions.  No right of any
                -------------------------------------
present or future holder of any Senior Debt to enforce the subordination provisions provided herein shall at any time in any way be prejudiced or impaired by any act or failure to act on the part of the Company or by any act or failure to act, in good faith, by any such holder, or by any noncompliance by the Company with the terms, provisions and covenants of this Agreement, regardless of any knowledge thereof that any such holder may have or be otherwise charged with.

          Without in any way limiting the generality of the foregoing paragraph, the holders of Senior Debt may, at any time and from time to time, without the consent of or notice to the holders of the Notes, without incurring responsibility to the holders of the Notes and without impairing or releasing the subordination provided in this section 14 or the obligations hereunder of the holders of the Notes to the holders of Senior Debt, do any one or more of the following: (a) change the manner, place or terms of payment or extend the time of payment of, or renew, refinance or alter, Senior Debt, or otherwise amend or supplement in any manner Senior Debt or any instrument evidencing the same or any agreement under which Senior Debt is outstanding; (b) permit the Company to borrow, repay and then reborrow any or all the Senior Debt; (c) sell, exchange, release or otherwise deal with any property pledged, mortgaged or otherwise securing Senior Debt; (d) release any Person liable in any manner for the collection of Senior Debt; (e) exercise or refrain from exercising any rights against the Company and any other Person; and (f) apply any sums received by such holders to Senior Debt.

          14.9  Reliance On Judicial Order or Certificate of Liquidating Agent.
                --------------------------------------------------------------
Upon any payment or distribution of assets of the Company referred to in this section 14, the holders of the Notes shall be entitled to rely upon any order or decree entered by any court of competent jurisdiction in which such Proceeding is pending, or a certificate of the trustee in bankruptcy, receiver, liquidating trustee, custodian, assignee for the benefit of creditors, agent or other Person making such payment or distribution, delivered to the holders of Notes, for the purpose of ascertaining the Persons entitled to participate in such payment or distribution, the holders of the Senior Debt, the amount thereof or payable thereon, the amount or amounts paid or distributed thereon and all other facts pertinent thereto or to this section 14; provided that the foregoing shall apply
                                         --------
only if such court has been apprised of the provisions of this section 14.

          15.  Definitions.  As used herein the following terms have the
               -----------
following respective meanings:

          Additional Notes:  the meaning specified in section 1.
          ----------------

          Additional Series A Notes: the additional Series A Notes issued by the
          -------------------------
Company in lieu of payment of cash interest on the Series A Notes.

          Additional Series B Notes:  the additional Series B Notes issued by
          -------------------------
the Company in lieu of payment of cash interest on the Series B Notes.

          Administrative Agent:  The Chase Manhattan Bank in its capacity as
          --------------------
administrative agent for the Lenders under the Credit Agreement and any successor thereto.

          Affiliate:  any Person directly or indirectly controlling or
          ---------
controlled by or under common control with another Person or any Subsidiary of such other Person; provided that, for purposes of this definition, "control"
                   --------
(including, with correlative meanings, the terms "controlled by" and "under common control with"), as used with respect to any Person, shall mean the possession, directly or indirectly, of the power to direct or cause the direction of the management and policies of such Person, whether through the ownership of voting securities or by contract or otherwise.

          Amendment No. 7:  the meaning specified in the introduction.
          ---------------

          Asset Purchase Agreement:  the Asset Purchase Agreement dated as of
          ------------------------
May 24, 1999 between AT&T PCS and the Company.

          Assignee:  the meaning specified in section 23.3.
          --------

          Assignment and Acceptance: the meaning specified in section 23.3.
          -------------------------

          AT&T:  AT&T Corp.
          ----

          AT&T PCS: AT&T Wireless PCS, Inc.
          --------

          AT&T Stock Purchase Agreement:  the Preferred Stock Purchase Agreement
          -----------------------------
dated as of May 24, 1999 between the Company and AT&T PCS.

          Base Case:  the meaning specified in section 28.
          ---------

          Benefitted Holder:  the meaning specified in section 25.
          -----------------

          Board:  the Board of Directors of the Company.
          -----

          BTA:  a Basic Trading Area as defined in 47 C.F.R. 24.202, as amended
          ---
from time to time.

          Business Day:  any day except a Saturday, a Sunday or other day on
          ------------
which commercial banks in New York City are required or authorized by law to be closed.

          C Block:  frequencies designated as Block C by the FCC in 47 C.F.R.
          -------
24.229(b) or any successor provision thereof.

          Capital Lease:  as applied to any Person, any lease of any property
          -------------
(whether real, personal or mixed) by such Person as lessee which would, in accordance with GAAP, be required to be classified and accounted for as a capital lease on a balance sheet of such Person.

          Capital Lease Obligation:  with respect to any Capital Lease, the
          ------------------------
amount of the obligation of the lessee thereunder which would, in accordance with GAAP, appear on a balance sheet of such lessee in respect of such Capital Lease.

          Capital Stock:  any and all shares, interests, participations or other
          -------------
equivalents (however designated) of capital stock of a corporation, any and all equivalent ownership interests in a Person (other than a corporation) and any and all warrants or options to purchase any of the foregoing.

          Cash Equity Investors:  the investors referred to on Schedule I to the
          ---------------------
Securities Purchase Agreement.

          Change of Control:    the occurrence of any of the following events:
          -----------------

          (1) any "person" or "group" (as such terms are used in Sections 13(d) and 14(d) of the Exchange Act), other than a Permitted Holder or Permitted Holders or a person or group controlled by a Permitted Holder or Permitted Holders, became the "beneficial owner" (as defined in Rules 13d-3 and 13d-5 under the Exchange Act, except that a person shall be deemed to have "beneficial ownership" of all such securities that such person has the right to acquire within one year, upon the happening of an event or otherwise) directly or indirectly, of securities of the Company representing 50% or more of the combined voting power of the Company's then outstanding Voting Stock;

          (2) the following individuals cease for any reason to constitute more than a majority of the number of directors then serving on the board of directors of the Company: individuals who, on April 23, 1999, constitute the board of directors of the Company and any new director (other than a director whose initial assumption of office is in connection with an actual or threatened election contest, including, but not limited to, a consent solicitation relating to the election of directors of the Company) whose appointment or election by the board of directors of the Company or nomination for election by the Company's stockholders was approved by the vote of at least two-thirds of the directors then still in office or whose appointment, election or nomination was previously so approved or recommended or made in accordance with the terms of the Stockholders' Agreement; or

          (3) the stockholders of the Company shall approve any Plan of Liquidation (whether or not otherwise in compliance with the provisions of the Indenture).

          Closing:  the reference to any Series A Closing or Series B Closing,
          -------
as the context may require.

          Code:  the Internal Revenue Code of 1986, as amended from time to
          ----
time.

          Commitments:  the collective reference to the Series A Note Commitment
          -----------
and the Series B Note Commitment.

          Commonly Controlled Entity:  an entity, whether or not incorporated,
          --------------------------
which is under common control with the Company within the meaning of Section 4001 of ERISA or is part of a group which includes the Company and which is treated as a single employer under Section 414 of the Code.

          Communications Act:  The Communications Act of 1934 and the rules and
          ------------------
regulations thereunder, as amended from time to time.

          Company:  TeleCorp PCS, Inc.
          -------

          Competitor:  any Person which is engaged directly or indirectly in the
          ----------
ownership or operation of a wireless telecommunications system encompassing at least one MTA; provided that a Person (a) which is solely a passive investor in
               --------
companies engaged in the same or related business as the Company or (b) which purchases or to whom the Company or any agent of the Company offers Senior Debt of the Company shall not be a Competitor.

          Consolidated Net Worth: the total of the amounts shown on the balance
          ----------------------
sheet of such Person and its consolidated Subsidiaries, determined on a consolidated basis in accordance with GAAP, as (a) the par or stated value of all outstanding Capital Stock of such Person plus (b) paid-in capital or capital surplus relating to such Capital Stock plus (c) any retained earnings or earned surplus less (i) any accumulated deficit, (ii) any amounts attributable to Redeemable Stock and (iii) any amounts attributable to Exchangeable Stock.

          Credit Agreement:  Credit Agreement dated as of July 17, 1998 among
          ----------------
the Company, the Lenders, the Administrative Agent, TD Securities (USA) Inc. as Syndication Agent and Bankers Trust Company, as Documentation Agent, as amended by First Amendment, Consent and Waiver, dated as of December 18, 1998, Second Amendment and Waiver, dated as of March 1, 1999, Third Amendment, dated as of March 30, 1999, Fourth Amendment, dated as of March 31, 1999, Fifth Amendment and Acceptance, dated as of April 7, 1999, Sixth Amendment, dated as of April 7, 1999 and Seventh Amendment, dated as of May 21, 1999.

          Debt:  as applied to any Person (without duplication):
          ----

          (a) any indebtedness for borrowed money which such Person has directly or indirectly created, incurred or assumed; and

          (b) any other indebtedness of such Person which is evidenced by a note, bond, debenture or similar instrument; and

          (c) any indebtedness, whether or not for borrowed money, secured by any Lien in respect of property owned by such Person, whether or not such Person has assumed or become liable for the payment of such indebtedness; and

          (d) any indebtedness, whether or not for borrowed money, including any Capital Lease Obligation, with respect to which such Person has become directly or indirectly liable and which represents or has been incurred to finance the purchase price (or a portion thereof) of any property or services or business acquired by such Person, whether by purchase, consolidation, merger or otherwise (excluding accounts payable incurred in the ordinary course of business, if such accounts payable are not more than 90 days past due);

          (e) any indebtedness owing to the FCC with respect to payments for Licenses; and

          (f) any indebtedness of any other Person of the character referred to in subdivision (a), (b), (c), (d) or (e) of this definition with respect to which the Person whose Debt is being determined has become liable by way of a Guaranty.

          Default:  any event or occurrence that with the passing of time or
          -------
giving of notice or both would be an Event of Default.

          Designated Areas:  the meaning specified in the introduction.
          ----------------

          Designation:  the meaning specified in Section 11.9.
          -----------

          Designation Amount:  the meaning specified in Section 11.9
          ------------------

          Digital PCS:  Digital PCS, L.L.C., a Mississippi limited liability
          -----------
company.

          Disclosure Schedule:  the Disclosure Schedule attached as Schedule B
          -------------------
to this Agreement.

          EBITDA:  shall mean, for any period of determination, an amount equal
          ------
to the sum of (without duplication) (a) Net Income for such period, after deduction of (i) all items which should be classified as extraordinary, all determined in accordance with GAAP; (ii) all insurance proceeds (other than proceeds of business interruption insurance) received during such period to the extent, if any, included in Net Income and (iii) tax adjusted gains (or inclusion of tax adjusted losses) incurred in connection with the disposition of capital assets, plus (b) all amounts deducted in computing such Net Income in respect of (i) Interest Expense (after giving effect to all Hedging Agreements and payments and receipts thereunder), (ii) noncash amortization expense (including amortization of financing costs, noncurrent assets and non-cash charges), (iii) depreciation, (iv) income taxes and (v) all other non-cash expenses.

          Effective Date:  the date on which all the conditions set forth in
          --------------
Section 5.1 are satisfied or waived.

          Eligible Assignee:  any Person who is either an accredited investor
          -----------------
(as defined in Rule 501 under the Securities Act) or a Qualified Institutional Buyer (as defined in Rule 144A under the Securities Act) and is (a) a commercial bank having total assets in excess of $250,000,000, an insurance company or other similar financial institution, (b) any other entity which is (or which is managed by a manager which manages funds which are) primarily engaged in making, purchasing or otherwise investing in commercial loans or extending, or investing in extensions of, credit for its own account in the ordinary course of its business, which has total assets in excess of $250,000,000, (c) a fund principally engaged in investing in commercial loans, debt securities or other extensions of credit or (d) a Person which is not a Competitor and has total assets in excess of $250,000,000.

          Equipment Subsidiary:  TeleCorp Equipment Leasing L.P. and/or any
          --------------------
other Wholly-Owned Subsidiary of the Company designated as an Equipment Subsidiary under the Credit Agreement.

          Equity Issuance:  the issuance after the Initial Series A Closing Date
          ---------------
of any Capital Stock or the receipt of any capital contribution (other than capital contributions in an aggregate amount equal to $133,000,000 pursuant to the Securities Purchase Agreement, $32,300,000 in connection with the acquisition of certain C Block Licenses by Viper Wireless, Inc., $79,900,000 in connection with the San Juan Acquisition (as defined in the Credit Agreement) and other than any private placement of Capital Stock of the Company the proceeds of which are applied substantially concurrently to acquire assets or Capital Stock of a Permitted Business as defined in clause (i) or (ii) of the definition thereof, or to pay or reimburse costs incurred in connection therewith) by the Company.

          ERISA:  the Employee Retirement Income Security Act of 1974, as
          -----
amended from time to time.

          Event of Default:  the meaning specified in section 12.
          ----------------

          Exchange Act:  the Securities Exchange Act of 1934.
          ------------

          Exchangeable Stock:  any Capital Stock which is exchangeable or
          ------------------
convertible into a debt security of the issuer or any of its subsidiaries.

          Existing Note Agreement:  the meaning specified in the introduction.
          -----------------------
          Expansion Areas:  the meaning specified in section 28.
          ---------------

          Expansion Notes:  the meaning specified in section 28.
          ---------------

          Fair Value:  with respect to any asset or property, the price that
          ----------
could be negotiated in an arm's-length transaction, for cash, between a willing seller and a willing buyer, neither of whom is under pressure or compulsion to complete the transaction. Unless otherwise specified in this Agreement, Fair Value shall be determined by the Board acting in good faith.

          FCC:  The Federal Communications Commission or any successor thereto.
          ---

          Financial Statements:  the meaning specified in section 6.4(a).
          --------------------

          Financing Transactions:  the meaning specified in the introduction.
          ----------------------

          Five-Year No-Call:  the meaning specified in section 24(c).
          -----------------

          Funded Debt:  all Debt of the Company and its Subsidiaries other than
          -----------
Debt that ranks pari passu or junior to the Notes.

          Funded Debt Documents:  any loan or credit agreement, note, security
          ---------------------
document or other agreement or instrument evidencing, setting forth the terms of, or creating a lien on or security interest in property or assets which secures any Funded Debt of a Person.

          GAAP:  shall mean generally accepted accounting principles in the
          ----
United States of America consistent with those utilized in preparing the audited financial statements referred to in section 8.1.

          General Agreement:  the meaning specified in the introduction.
          -----------------

          Governing Documents:  as to any Person, its articles or certificate of
          -------------------
incorporation and by-laws, its partnership agreement, its certificate of formation and operating agreement, or the other organizational or governing documents of such Person.

          Governmental Authority:  any nation or government, any state or other
          ----------------------
political subdivision thereof and any entity exercising executive, legislative, judicial, regulatory or administrative functions of or pertaining to government.

          Guaranty:  as applied to any Person, any direct or indirect liability,
          --------
contingent or otherwise, of such Person with respect to any indebtedness, lease, dividend or other obligation of another, including, without limitation, any such obligation directly or indirectly guaranteed, endorsed (otherwise than for collection or deposit in the ordinary course of business) or discounted or sold with recourse by such Person, or in respect of which such Person is otherwise directly or indirectly liable, including, without limitation, any such obligation in effect guaranteed by such Person through any agreement (contingent or otherwise) to purchase, repurchase or otherwise acquire such obligation or any security therefor, or to provide funds for the payment or discharge of such obligation (whether in the form of loans, advances, stock purchases, capital contributions or otherwise), or to maintain the solvency or any balance sheet or other financial condition of the obligor of such obligation, or to make payment for any products, materials or supplies or for any transportation or services regardless of the non-delivery or nonfurnishing thereof, in any such case if the purpose or intent of such agreement is to provide assurance that such obligation will be paid or discharged, or that any agreements relating thereto will be complied with, or that the holders of such obligation will be protected against loss in respect thereof. The amount of any Guaranty shall be equal to the outstanding principal amount of the obligation guaranteed.

          Hedging Agreements:  (a) any interest rate protection agreement,
          ------------------
interest rate future, interest rate option, interest rate swap, interest rate cap or other interest rate hedge or arrangement under which the Company or any Subsidiary is a party or a beneficiary and (b) any other agreement or arrangement designed to limit or eliminate the risk and/or exposure of the Company or any Subsidiary to fluctuations in currency exchange rates.

          High Yield Debt:  any Debt issued pursuant to a High Yield Offering.
          ---------------

          High Yield Offering:  an offering, either in a registered public
          -------------------
offering or a private placement, of notes, bonds or other securities that are senior to the Notes but shall not include (a) any private placement (other than pursuant to Rule 144(a) of the Securities Act) of such notes, bonds or other securities to be issued in connection with the financing of an Expansion Area or
(b) any note issued pursuant to the Credit Agreement or any replacement credit facility which is utilized to refinance the Debt under the Credit Agreement.

          Indemnified Party:  the meaning specified in section 22.
          -----------------

          Indenture:  the meaning specified in the introduction.
          ---------

          Indenture Act:  The Trust Indenture Act of 1939, as amended from time
          -------------
to time.

          Initial Series A Closing Date:  June 16, 1998.
          -----------------------------

          Initial Series B Closing:  the meaning specified in section 3.2(a).
          ------------------------

          Initial Series B Closing Date:  the date on which the conditions
          -----------------------------
contained in section 5.2 have been satisfied or waived by you.

          Initial Series B Commitment:  your commitment to purchase Initial
          ---------------------------
Series B Notes in an original aggregate principal amount equal to $40,000,000.

          Initial Series B Notes:  the meaning specified in the introduction.
          ----------------------

          Interest Expense:  for any period, the sum of (a) all interest in
          ----------------
respect of all Funded Debt of the Company and its Subsidiaries accrued or capitalized during such period (whether or not actually paid during such period) plus (b) the net amount payable (or minus the net amount receivable) under
- ----
Hedging Agreements accrued during such period plus (c) all financing or
                                              ----
commitment fees in respect of Debt (exclusive of any transaction or "up front" fees incurred in establishing or entering into any such Hedging Agreement) of the Company and its Subsidiaries accrued or capitalized during such period (whether or not actually paid during such period).

          IPO:  the issuance by the Company in an initial registered public
          ---
offering under the Securities Act (other than a registration statement on form S-8 or any successor form) of shares of its Capital Stock.

          Investment:  with respect to any Person, any direct or indirect loan,
          ----------
advance, guarantee or other extension of credit or capital contribution to (by means of transfers of cash or other property to others or payments for property or services for the account or use of others or otherwise), or purchase or acquisition of Capital Stock, bonds, notes, debentures or other securities or evidence of Debt issued by, any other Person.

          Lenders:  the banks and other financial institutions listed as lenders
          -------
from time to time under the Credit Agreement.

          License:  any broadband personal communications license issued by the
          -------
FCC in connection with the operation of a System.

          License Purchase Agreement:  the License Purchase Agreement dated
          --------------------------
January 23, 1998 between AT&T and the Company.

          Lien:  any mortgage, pledge, hypothecation, assignment, deposit
          ----
arrangement, encumbrance, lien (statutory or other), charge or other security interest or any preference, priority or other security agreement or preferential arrangement of any kind or nature whatsoever (including, without limitation, any conditional sale or other title retention agreement and any

Capital Lease having substantially the same economic effect as any of the foregoing), and the filing of any financial statement under the Uniform Commercial Code or comparable law of any jurisdiction in respect of any of the foregoing.

          Lucent Competitor:  any Person significantly engaged directly or
          -----------------
indirectly in the development, manufacture and sale of telecommunications equipment and related services.

          Management Agreement:  the Management Agreement between the Company
          --------------------
and TeleCorp Management Corp. dated as of July 17, 1998 as amended by Amendment No. 1 thereto dated as of May 25, 1999.

          Management Stockholders:  Gerald T. Vento and Thomas H. Sullivan.
          -----------------------

          Material Adverse Effect:  a material adverse effect on (a) the
          -----------------------
business, operations, affairs, condition (financial or otherwise), properties, assets of the Company and its Subsidiaries taken as a whole, (b) the ability of the Company or any of its Subsidiaries to perform its obligations under any of the Transaction Documents to which it is a party and (c) the validity or enforceability of this Agreement or the rights or remedies of the holders of Notes.

          Material Subsidiary:  any Restricted Subsidiary of the Company that
          -------------------
would be a "significant subsidiary" as defined in Article 1, Rule 1-02 of Regulation S-X, promulgated pursuant to the Securities Act, as such Regulation is in effect on the date hereof.

          Maximum Rate:  (a) in the case of the Series A Notes, 12% and (b) in
          ------------
the case of the Series B Notes, 12%.

          Mercury License Agreement:  the License Acquisition Agreement dated as
          -------------------------
of May 15, 1998 between Digital PCS, formerly known as Mercury PCS II, LLC, and the Company.

          MTA:  a Major Trading Area as defined in 47 C.F.R. 24.202, as amended
          ---
from time to time.

          Multiemployer Plan:  any Plan which is a multiemployer plan (as such
          ------------------
term is defined in section 4001(a)(3) of ERISA).

          Net Debt Proceeds: with respect to any High Yield Offering by the
          -----------------
Company or any Subsidiary after the Initial Series B Closing Date, the excess of: (a) the gross cash proceeds received by the Company or such Subsidiary from such Offering, over (b) all reasonable fees and expenses incurred in connection with such offering (including customary underwriting commissions and legal, investment banking, brokerage and accounting, trustee fees and other professional fees, sales commission and disbursements) which have not been paid to Affiliates of the Company in connection therewith.

          Net Income:  for any period, net income (or deficit) of the Company
          ----------
and its Subsidiaries for such period, determined on a consolidated basis in accordance with GAAP.

          Net Securities Proceeds:  with respect to any Equity Issuance by the
          -----------------------
Company or any Subsidiary after the Initial Series A Closing Date, the excess of: (a) the gross cash proceeds received by the Company or such Subsidiary from such Issuance over (b) all reasonable fees and expenses incurred in connection with such Issuance (including customary underwriting commissions and legal, investment banking, brokerage and accounting fees and other professional fees, sales commission and disbursements) which have not been paid to Affiliates of the Company in connection therewith.

          Network Membership License Agreement:  the Network Membership License
          ------------------------------------
Agreement between AT&T and the Company dated July 17, 1998 as amended by Amendment No. 1 thereto dated as of March 30, 1999.

          Non-Excluded Taxes:  the meaning specified in section 16.1(a).
          ------------------

          Notes:  the meaning specified in section 1.
          -----

          Offering:  any public offering or private placement of Notes or
          --------
Refinancing Securities, in each case, that is underwritten for resale pursuant to Rule 144A, Regulation S or otherwise under the Securities Act to 10 or more beneficial holders.

          Officer's Certificate:  with respect to the Company, a certificate
          ---------------------
executed on behalf of the Company by the Chairman of the Board of Directors (if an officer) or its President or one of its Vice Presidents and its Treasurer or one of its Assistant Treasurers.

          Participants:  the meaning specified in section 23.2.
          ------------

          Payment Blockage Period:  the meaning specified in section 14.3.
          -----------------------

          Payment Dates:  the collective reference to the Series A Payment Dates
          -------------
and the Series B Payment Dates.

          PBGC:  the Pension Benefit Guaranty Corporation or any governmental
          ----
authority succeeding to any of its functions.

          PCS:  the meaning specified in the introduction.
          ---

          Permit:  any permit, approval, authorization, certificate, license,
          ------
variance, filing or permission required by or from any Governmental Authority.

          Permitted Business:  (i)  the delivery or distribution of
          ------------------
telecommunications, voice, data or video services;

          (ii) any business or activity reasonably related or ancillary thereto, including, without limitation, any business conducted by the Company or any Restricted Subsidiary on the date of this Agreement and the acquisition, holding or exploitation of any license relating to the delivery of the services described in clause (i) above; or

          (iii) any other business or activity in which the Company (and the Restricted Subsidiaries) are expressly contemplated to be engaged pursuant to the provisions of the certificate of incorporation and by-laws of the Company (and the Restricted Subsidiaries) as in effect on the date of this Agreement.

          Permitted Holder:  (i) each of AT&T Corp., TWR, the Cash Equity
          ----------------
Investors, the Management Stockholders, Digital PCS, Wireless 2000 and any of their respective Affiliates and the respective successors (by merger, consolidation, transfer or otherwise) to all or substantially all of the respective businesses and assets of any of the foregoing; and (ii) any "person" or "group" (as such terms are used in Sections 13(d) and 14(d) of the Exchange
Act) controlled by one or more Persons identified in clause (i) above; provided
                                                                       --------
that in no event shall a Permitted Holder be, directly or through any Affiliate, a Lucent Competitor.

          Person:  an individual, a partnership, an association, a joint
          ------
venture, a corporation, a limited liability Company, a business, a trust, an unincorporated organization or a government or any department, agency or subdivision thereof.

          Plan:  any employee benefit plan which is covered by ERISA and in
          ----
respect of which the Company or any Subsidiary is an "employer" as defined in
Section 3(5) of ERISA other than a Multiemployer Plan.

          Plan of Liquidation:  with respect to any Person, a plan  (including
          -------------------
by operation of law) that provides for, contemplates or the effectuation of which is preceded or accompanied by (whether or not substantially contemporaneously) (i) the sale, lease, conveyance or other disposition of all or substantially all the assets of such Person and (ii) the distribution of all or substantially all the proceeds of such sale, lease, conveyance or other disposition and all or substantially all the remaining assets of such Person to holders of Capital Stock of such Person.

          POPs:  as of any date, with respect to any BTA or MTA, the population
          ----
of such BTA or MTA as such number is published in the then most recently issued retail marketing reports by Claritas, Inc. of Arlington, Virginia, or if Claritas, Inc. is not reasonably acceptable to the Vendor or the Company, another Person mutually acceptable to the Vendor and the Company; provided, that if the definition of POPs in the Credit Agreement is amended to designate Kagan Guide, the Vendor shall amend this Agreement accordingly.

          Potential Event of Default:  any condition or event which, with notice
          --------------------------
or lapse of time or both, would become an Event of Default.

          Proceeds Redemption Amount:  the meaning specified in section 10.4.
          --------------------------

          Proceeding:  the meaning specified in section 14.2.
          ----------

          Procurement Contract:  the meaning specified in the introduction and
          --------------------
shall include any assignment thereof pursuant to the terms of such Agreement.

          Puerto Rico Stock Purchase Agreement:  the Stock Purchase Agreement
          ------------------------------------
dated as of March 30, 1999 among the cash equity investors named therein, the management stockholders named therein, Puerto Rico Acquisition Corp., a Delaware corporation, and the Company.

          Qualifying High Yield Offering:  a High Yield Offering that results in
          ------------------------------
Net Debt Proceeds to the Company of at least $100,000,000.

          Real Property Subsidiary:  TeleCorp Realty L.L.C., TeleCorp Puerto
          ------------------------
Rico Realty, Inc. and/or any other Wholly-Owned Subsidiary of the Company designated by the Company as a Real Property Subsidiary under the Credit Agreement.

          Redeemable Stock:  any Capital Stock that by its terms or otherwise is
          ----------------
required to be redeemed prior to the maturity of the Notes or is redeemable at the option of the holder thereof at any time prior to maturity of the Notes.

          Refinancing Securities:  securities issued by the Company which are
          ----------------------
exchanged by the Company for Notes held by you upon your request in connection with a Remarketing Transfer involving at least 50% of then outstanding aggregate principal amount of the Notes and are issued pursuant to an indenture reasonably satisfactory to the Company and you.

          Register:  the meaning specified in section 23.4.
          --------

          Related Agreements:  the collective reference to the Resale Agreement,
          ------------------
Management Agreement, Roaming Agreement, Roaming Administration Agreement, Network Membership License Agreement, License Purchase Agreement and Stockholders Agreement.

          Remarketing Notice:  the meaning specified in section 24(b).
          ------------------

          Remarketing Transfer:  the meaning specified in section 24(b).
          --------------------

          Required Holders:  at any time, (a) until the first date upon which
          ----------------
you hold Notes and Unused Commitments in an aggregate amount less than 50% of the aggregate Notes and Unused Commitments then outstanding, you and (b) thereafter, holders of Notes and Unused Commitments in an aggregate amount equal to at least a majority of the aggregate amount of Notes and Unused Commitments then outstanding.

          Requirement of Law:  as to any Person, the Governing Documents of such
          ------------------
Person, and any law, treaty, rule, regulation or Permit or determination of an arbitrator or a court or other Governmental Authority, in each case applicable to or binding upon such Person or any of its property or to which such Person or any of its property is subject.

          Resale Agreement:  the form of Resale Agreement between the Company
          ----------------
and AT&T.

          Responsible Officer:  the chief executive officer and the president of
          -------------------
the Company or, with respect to financial matters, the chief financial officer or treasurer of the Company.

          Restricted Payment:  (a) any dividend or other distribution, direct or
          ------------------
indirect, on account of any shares of any class of stock of the Company or any Subsidiary now or hereafter outstanding, except a dividend payable solely in shares of Common Stock of the Company; (b) any redemption, retirement, purchase or other acquisition, direct or indirect, of any shares of any class of stock of the Company or any Subsidiary now or hereafter outstanding, or of any warrants, rights or options to acquire any such shares, except to the extent that the consideration therefor consists of shares of stock of the Company; and (c) any payment of any interest on or principal or premium of, and any redemption, retirement, purchase or other acquisition, direct or indirect, of, any Debt of the Company or any Subsidiary which ranks pari passu with or junior to the Notes.

          Restricted Subsidiary:  of a Person means any Subsidiary of such
          ---------------------
Person that is not an Unrestricted Subsidiary.

          Revocation:  the meaning specified in section 11.9.
          ----------

          Roaming Agreement:  the Intercarrier Roamer Services Agreement between
          -----------------
the Company and AT&T Wireless Services, Inc. dated as of July 17, 1998 as amended by Amendment No. 1 thereto dated as of May 25, 1999.

          Roaming Administration Agreement:  the Roaming Administration Service
          --------------------------------
Agreement dated as of July 17, 1998 between AT&T Wireless Services, Inc. and the Company.

          Securities Act:  the Securities Act of 1933.
          --------------

          Securities Payment:  the meaning specified in section 14.2(a).
          ------------------

          Securities Purchase Agreement.  Securities Purchase Agreement dated as
          -----------------------------
of January 23, 1998 among AT&T, TWR, the Cash Equity Investors, the investors referred to on Schedule II.A thereto, the investors referred to on Schedule II.B thereto and the Company.

          Senior Debt:  (a) all Debt of the Company for money borrowed,
          -----------
including principal, premium, if any, interest thereon (including, without limitation, any interest accruing subsequent to the filing of a petition of other action concerning bankruptcy or other similar proceedings), reimbursements and indemnification amounts, fees, expenses or other amounts relating to such Debt (other than any such Debt which by its terms is stated to be subordinate to or pari passu with the Notes); and (b) all renewals, extensions, refundings, restructurings, amendments and modifications of any of the foregoing Debt.

          Senior Nonmonetary Default: the meaning specified in section 14.3.
          --------------------------

          Senior Payment Default:  the meaning specified in section 14.3.
          ----------------------

          Series A Closing:  the meaning specified in section 3.1.
          ----------------

          Series A Closing Date:  the meaning specified in section 3.1.
          ---------------------

          Series A Coupon Rate:  the meaning specified in section 4.2.
          --------------------

          Series A Final Maturity Date:  October 23, 2009.
          ----------------------------

          Series A Note Commitment:  your commitment to purchase Series A Notes
          ------------------------
in an original aggregate principal amount not to exceed $52,500,000 which amount shall be decreased on a dollar for dollar basis to the extent the Company receives Net Securities Proceeds from Equity Issuances in an aggregate amount which exceeds $198,000,000 subject to section 28.

          Series A Note Commitment Termination Date:  The earlier to occur of
          -----------------------------------------
(a) June 30, 2001 or (b) such earlier date on which the Series A Note Commitment shall terminate pursuant to the terms of the Agreement.

          Series A Notes:  the meaning specified in section 1.
          --------------

          Series A Payment Date:  the meaning specified in section 4.2.
          ---------------------

          Series B Availability Period:  the period commencing on October 29,
          ----------------------------
1999 and continuing to but excluding June 30, 2001

          Series B Closing:  the meaning specified in section 3.2(b).
          ----------------

          Series B Closing Date:  the meaning specified in section 3.2(b).
          ---------------------

          Series B Coupon Rate:  as defined in section 4.3.
          --------------------

          Series B Final Maturity Date:  October 23, 2009.
          ----------------------------

          Series B Notes:  the meaning specified in section 1.
          --------------

          Series B Note Commitment:  your commitment to purchase Series B Notes
          ------------------------
in an original aggregate principal amount equal to $12,500,000 subject to section 28.

          Series B Note Commitment Termination Date:  June 30, 2001 or such
          -----------------------------------------
earlier date on which the Series B Note Commitment shall terminate pursuant to the terms of this Agreement.

          Series B Payment Date:  the meaning specified in section 4.3.
          ---------------------

          SLE Expansion Areas:  the meaning specified in the introduction.
          -------------------

          SLE Expansion Areas Transaction Documents:  the collective reference
          -----------------------------------------
to the AT&T Stock Purchase Agreement, the Viper Stock Purchase Agreement, the Puerto Rico Stock Purchase Agreement, the Asset Purchase Agreement, the Mercury License Agreement and the Wireless 2000 License Agreement.

          Stockholders' Agreement:  the Stockholders' Agreement dated as of July
          -----------------------
17, 1998, among AT&T PCS, TWR, the Cash Equity Investors, the Management Stockholders and the Company, as such agreement may be amended from time to time in accordance with the provisions of such agreement, so long as the terms of any such amendment are no less favorable to the holders of the Notes than the terms of the Stockholders' Agreement in effect on the date of the Indenture.

          Subsidiary:  with respect to any Person, any corporation or other
          ----------
entity at least 50% (by number of votes) of the Voting Stock or voting power of which is at the time owned by such Person or by one or more Subsidiaries or by such Person and one or more Subsidiaries. Unless otherwise indicated, all references to Subsidiaries shall be deemed references to the Company's Subsidiaries.

          System:  as to any Person, assets constituting a radio communications
          ------
system authorized under the rules for wireless communications services (including any license and the network, marketing, distribution, sales, customer interface and operations functions relating thereto) owned and operated by such Person.

          Telecommunications Act:  The Telecommunication Act of 1996 and the
          ----------------------
rules and regulations promulgated thereunder, as amended from time to time.

          TeleCorp Holdings:  TeleCorp Holding Corp., Inc., a Delaware
          -----------------
corporation.

          Transaction Documents:  the collective reference to the Securities
          ---------------------
Purchase Agreement, the Related Agreements, the Procurement Contract, the Credit Agreement, the SLE Expansion Area Transaction Documents and each of the other agreements, instruments or other documents delivered by the Company or any other Person in connection with the consummation of the Financing Transactions.

          Transferee:  the meaning specified in section 23.5.
          ----------

          TWR:  TWR Cellular, Inc., a Maryland corporation.
          ---

          Unrestricted Subsidiary: means any Subsidiary of the Company (other
          -----------------------
than the Equipment Subsidiary or Real Property Subsidiary) designated after the Effective Date as such pursuant to and in compliance with Section 11.9. Any such designation may be revoked by a resolution of the Board delivered to you, subject to the provisions of Section 11.9. An Unrestricted Subsidiary shall not be permitted to hold any FCC licenses other than licenses in respect of cellular communication, that cover an area that has been built out and is on the date such Subsidiary is so designated actively and continuously in operation.

          Unused Commitment:  at any time as to any holder, an amount equal to
          -----------------
the excess, if any, of (a) the amount of the Commitments of such holder over (b) the aggregate principal amount of Notes purchased by such holder, and in each case excluding Additional Notes.

          Vendor:  the meaning specified in the introduction.
          ------

          Viper Stock Purchase Agreement:  the Stock Purchase Agreement dated as
          ------------------------------
of March 1, 1999 among Viper Wireless, Inc., a Delaware corporation, TeleCorp Holdings and the Company.

          Voting Stock:  with reference to any corporation, stock of any class
          ------------
or classes (or equivalent interests), if the holders of the stock of such class or classes (or equivalent interests) are ordinarily, in the absence of contingencies, entitled to vote for the election of the directors (or Persons performing similar functions) of such corporation, even though the right so to vote has been suspended by the happening of such a contingency.

          Wholly-Owned:  as applied to any Subsidiary, a Subsidiary all the
          ------------
outstanding shares (other than, if required by law, directors' qualifying shares) of every class of stock of which are at the time owned by the Company or by one or more Wholly-Owned Subsidiaries or by the Company and one or more Wholly-Owned Subsidiaries.

          Wireless 2000:  Wireless 2000, Inc., a Louisiana corporation.
          -------------

          "Wireless 2000 License Agreement":  the License Acquisition Agreement
           -------------------------------
dated as of December 2, 1998 between Wireless 2000 and the Company.

          16.  Tax Matters.
               -----------

          16.1  Taxes.  (a) All payments made by the Company under this
                -----
Agreement and the Notes shall be made free and clear of, and without deduction or withholding for or on account of, any present or future income, stamp or other taxes, levies, imposts, duties, charges, fees, deductions or withholdings, now or hereafter imposed, levied, collected, withheld or assessed by any Governmental Authority, excluding net income taxes and franchise or overall gross receipts taxes imposed on any holder (or Transferee) as a result of a present or former connection between such holder (or Transferee) and the jurisdiction of the Governmental Authority imposing such tax or any political subdivision or taxing authority thereof or therein (other than any such connection arising solely from such holder (or Transferee) having executed, delivered or performed its obligations or received a payment under, or enforced, this Agreement or the Notes). If any such non-excluded taxes, levies, imposts, duties, charges, fees, deductions or withholdings ("Non-Excluded Taxes") are
                                                    ------------------
required to be withheld from any amounts payable to any holder (or Transferee) hereunder or under the Notes, the amounts so payable to such holder (or Transferee) shall be increased to the extent necessary to yield to such holder (or Transferee) (after payment of all Non-Excluded Taxes) interest or any such other amounts payable hereunder at the rates or in the amounts specified in this Agreement and the Notes; provided that the Company shall not be required to
                         --------
increase any such amounts payable to any holder (or Transferee) that is not organized under the laws of the United States of America or a state thereof if such holder (or Transferee) fails to comply with the requirements of paragraph
(b) of this section. Whenever any Non-Excluded Taxes are payable by the Company, as promptly as possible thereafter, the Company shall send to such holder (or Transferee) a certified copy of an original official receipt received by the Company showing payment thereof. If the Company fails to pay any Non-Excluded Taxes when due to the appropriate taxing authority or fails to remit to the holder (or Transferee) the required receipts or other required documentary evidence, the Company shall indemnify such holder or (Transferee) for any incremental taxes, interest or penalties that may become payable by any holder or (Transferee) as a result of any such failure. The covenants in this section shall survive the termination of this Agreement and the payment of the Notes and payment of the Obligations hereunder.

          (b) Each holder (or Transferee) of any Notes shall:

               (iv) in the case of a holder (or Transferee) that is a "bank" under Section 881(c)(3)(A) of the Code;

               (A) on or before the date on which the first payment becomes payable to it hereunder or under any Note (or in the case of a Participant, on or before the date such Participant becomes a Participant hereunder) deliver to the Company (1) in the case of a holder (or Transferee) that is not incorporated under the laws of the United States or any State thereof, two duly completed copies of United States Internal Revenue Service Form 1001 or 4224, or successor applicable form, as the case may be, and an Internal Revenue Service Form W-8 or W-9, or successor applicable form, as the case may be, and (2) in the case of any other holder (or Transferee), an Internal Revenue Service Form W-9, or successor applicable form;

               (B) deliver to the Company two further copies of any such form or certification on or before the date that any such form or certification expires or becomes obsolete and after the occurrence of any event requiring a change in the most recent form previously delivered by it to the Company, and

               (C) obtain such extensions of time for filing and timely complete and deliver such forms or certifications as may reasonably be requested by the Company;

               (v) in the case of a holder (or Transferee) that is not a "bank" under Section 881(c)(3)(A) of the Code:

               (A) on or before the date on which the first payment becomes payable to it hereunder or under any Note (or, in the case of a Participant, on or before the date such Participant becomes a Participant hereunder) deliver to the Company (1) in the case of a holder (or Transferee) that is not organized under the laws of the United States or any state thereof, (I) a statement under penalties of perjury that such holder (or Transferee) (x) is not a "bank" under
          Section 881(c)(3)(A) of the Code, is not subject to regulatory or other legal requirements as a bank in any jurisdiction, and has not been treated as a bank for purposes of any tax, securities law or other filing or submission made to any Governmental Authority, any application made to a rating agency or qualification for any exemption from tax, securities law or other legal requirements, (y) is not a 10-percent shareholder of the Company within the meaning of Section 881(c)(3)(B) of the Code and (z) is not a controlled foreign corporation receiving interest from a related person within the meaning of Section 881(c)(3)(C) of the Code and (II) a properly completed and duly executed Internal Revenue Service Form W-8 or applicable successor form, and where applicable, an Internal Revenue Form W-9 or applicable successor form, and (2) in the case of any other holder (or Transferee), an Internal Revenue Service Form W-9 or successor applicable form.

               (B) deliver to the Company two further properly completed and duly executed copies of said form or certification or any successor applicable form or certification on or before the date that any such form or certification expires or becomes obsolete or after the occurrence of any event requiring a change in the most recent form or certification previously delivered by it to the Company or upon the request of the Company; and

               (C) obtain such extensions of time for filing and timely complete and deliver such forms or certifications as may be reasonably requested by the Company;

unless in any such case any change in treaty, law or regulation has occurred subsequent to the date such holder (or Transferee) became a party to this Agreement (or, in the case of a Participant, the date such Participant became a Participant hereunder) which renders all such forms inapplicable or which would prevent such holder from properly completing and executing any such form with respect to it and such holder (or Transferee) so advises the Company in writing no later than 15 calendar days before any payment hereunder or under any Note is due. Each such holder (and each Transferee) shall certify (i) in the case of a Form 1001 or 4224 or in the case of a holder providing certification pursuant to section 16.1(b)(ii), that it is entitled to receive payments under this Agreement without deduction or withholding of any United States federal income taxes and (ii) in the case of a Form W-8 or W-9 delivered pursuant to section 16.1(b), that it is entitled to an exemption from United States backup withholding tax. Each Person that shall become a holder or a Participant pursuant to section 23 shall, upon the effectiveness of the related transfer, provide all of the forms and statements required pursuant to this section; provided that, in the case of a Participant, such Participant shall furnish all
- --------
such required forms and statements to the holder from which the related participation shall have been purchased.

          (c) Notwithstanding the foregoing paragraphs  (a) and (b) of this section 16.1, the Company shall only be required to pay any additional amounts to any holder (or Transferee) in respect of any amounts pursuant to such paragraph (a) if such holder (or Transferee), in addition to complying with the requirements of paragraph (b), shall have taken such other steps as such holder or Transferee may determine in the exercise of its business judgment (utilizing criteria it determines to be appropriate) are reasonably available to it under applicable laws and any applicable tax treaty or convention to obtain an exemption from, or reduction (to the lowest applicable rate) of, such tax (it being understood that no holder shall be required to take any action that it concludes could subject it to heightened audit scrutiny or extend the period that such holder's tax returns remain open for review by any taxing authority).

          (d) Any claim by a holder (or Transferee) for payment from the Company of any amounts under this section 16.1 shall be made within ninety (90) days after such holder (or Transferee) determines the exact amount of any such claim.

          17.  Notes held by Company, etc., Deemed Not Outstanding.  For the
               ---------------------------------------------------
purposes of determining whether the holders of the Notes of the requisite principal amount at the time outstanding have taken any action authorized by this Agreement with respect to the giving of consents or approvals or with respect to acceleration upon an Event of Default, any Notes directly or indirectly owned by any of the Company or any Subsidiary or Affiliates shall be disregarded and deemed not to be outstanding.

          18.  Payments on Notes.
               -----------------

          18.1  Place of Payment.  Payments of principal, premium, if any, and
                ----------------
interest becoming due and payable on the Notes shall be made at the principal office of Chase Manhattan Bank, in the Borough of Manhattan, the City and State of New York, unless the Company, by written notice to each holder of any Notes, shall designate the principal office of another bank or trust company in such Borough as such place of payment, in which case the principal office of such other bank or trust company shall thereafter be such place of payment.

          18.2  Home Office Payment.  So long as you or your nominee shall be
                -------------------
the holder of any Note, and notwithstanding anything contained in section 18.1 or in such Note to the contrary, the Company, at its election, shall pay all sums becoming due on such Note for principal, premium, if any, and interest (including pay-in-kind interest) by the method and at the address specified for such purpose in Schedule A, or by such other method or at such other address as you shall have from time to time specified to the Company in writing for such purpose, without the presentation or surrender of such Note or the making of any notation thereon, except that any Note paid or prepaid in full shall be surrendered to the Company at its principal office or at the place of payment maintained by the Company pursuant to section 18.1 for cancellation. Prior to any sale or other disposition of any Note held by you or your nominee you will, at your election, either endorse thereon the amount of principal paid thereon and the last date to which interest has been paid thereon or surrender such Note to the Company in exchange for a new Note or Notes pursuant to section 23.7. Each transferee of a Note, as a condition to completing such transfer shall agree that the Company, at its election, may make payments to such transferee in the manner contemplated in the first sentence hereof. The Company will afford the benefits of this section 18.2 to any institutional investor which is the direct or indirect transferee of any Note purchased by you under this Agreement and which has made the same agreement relating to such Note as you have made in this section 18.2.

          18.3  Expenses, etc.   Whether or not the transactions contemplated
                --------------
by this Agreement shall be consummated, the Company will pay all reasonable expenses in connection with such transactions and in connection with any amendments or waivers (whether or not the same become effective) under or in respect of this Agreement, the Notes, including, without limitation: (a) the cost and expenses of preparing and reproducing this Agreement and the Notes, of furnishing all opinions by counsel for the Company (including any opinions requested by your special counsel as to any legal matter arising hereunder) and all certificates on behalf of the Company, and of the Company's performance of and compliance with all agreements and conditions contained herein on its part to be performed or complied with; (b) the cost of delivering to your principal office, insured to your satisfaction, the Notes sold to you hereunder and any Notes delivered to you upon any substitution of Notes pursuant to section 23 of this

Agreement, and of your delivering any Notes, insured to your satisfaction, upon any such substitution; (c) the reasonable expenses and disbursements of special counsel for the holders of the Notes in connection with such transactions and any such amendments or waivers; and (d) the reasonable out-of-pocket expenses incurred by you in connection with such transactions and any such amendments or waivers. The Company also will pay, and will save you and each holder of any Notes harmless from, all claims in respect of the fees, if any, of brokers and finders and, subject to section 16, any and all liabilities with respect to any taxes (including interest and penalties but excluding taxes measured by or payable with respect to gross or net income) which may be payable in respect of the execution and delivery of this Agreement, the issue of the Notes and any amendment or waiver under or in respect of this Agreement and the Notes. The obligation of the Company under this section 18.3 shall survive any disposition or payment of the Notes and the termination of this Agreement.

          19.  Survival of Representations and Warranties.  All representations
               ------------------------------------------
and warranties contained in this Agreement or made in writing by or on behalf of the Company in connection with the transactions contemplated by this Agreement shall survive the execution and delivery of this Agreement, any investigation at any time made by you or on your behalf, the purchase of the Notes by you under this Agreement and any disposition or payment of the Notes. All statements contained in any certificate or other instrument delivered by or on behalf of the Company pursuant to this Agreement shall be deemed representations and warranties of the Company under this Agreement.

          20.  Amendments and Waivers.  Any term of this Agreement or of the
               ----------------------
Notes may be amended and the observance of any term of this Agreement or of the Notes may be waived (either generally or in a particular instance and either retroactively or prospectively) only with the written consent of the Company and the Required Holders (subject to section 17); provided that, without the
                                                  --------
prior written consent of the holders of all the Notes at the time outstanding (subject to section 17), no such amendment or waiver shall (a) change the maturity or the principal amount of, or reduce the rate or change the time of payment of interest on, or change the amount or the time of payment of any principal or premium payable on any prepayment of, any Note, (b) reduce the percentage of the principal amount of the Notes the holders of which are required to consent to any such amendment or waiver, or (c) change the percentage of the principal amount of the Notes the holders of which may declare the Notes to be due and payable as provided in section 12. Any amendment or waiver effected in accordance with this section 20 shall be binding upon each holder of any Note at the time outstanding, each future holder of any Note and the Company.

          21.  Notices, etc.   Except as otherwise provided in this Agreement,
               -------------
notices and other communications under this Agreement shall be in writing and shall be delivered by hand or courier service, or mailed by registered or certified mail, return receipt requested, addressed, (a) if to you, at the address set forth in Schedule A or at such other address as you shall have furnished to the Company in writing, except as otherwise provided in section 18 with respect to payments on Notes held by you or your nominee, or (b) if to any other holder of any Note, at such address as such other holder shall have furnished to the Company in writing, or, until any such other holder so furnishes to the Company an address, then to and at the address of the last holder of such Note who has furnished an address to the Company, or (c) if to the Company, at its address set forth at the beginning of this Agreement, to the attention of General Counsel and Chief Financial Officer, with copies to McDermott, Will & Emery, 28 State Street, Boston, Massachusetts, Attention: John B. French, Esq. or at such other address, or to the attention of such other officer, as the Company shall have furnished to you and each such other holder in writing. Any notice so addressed and delivered by hand or courier shall be deemed to be given when received, and any notice so addressed and mailed by registered or certified mail shall be deemed to be given three Business Days after being so mailed.

          22.  Indemnification.  The Company will indemnify and hold harmless
               ---------------
each holder of Notes and each person who controls a holder within the meaning of the Securities Act or the Exchange Act and each of the holder's subsidiaries and each holder's respective directors, officers, employees, agents and advisors (any and all of whom are referred to as the "Indemnified Party") from and against any and all losses, claims, damages and liabilities, whether joint or several (including all legal fees or other expenses reasonably incurred by counsel for any Indemnified Party in connection with the preparation for or defense of any pending or threatened third party claim, action or proceeding, whether or not resulting in any liability), to which such Indemnified Party may become subject (whether or not such Indemnified Party is a party thereto) under any applicable federal or state law or otherwise, caused by or arising out of, the Financing Transactions, or this Agreement or any transaction contemplated hereby or thereby (including, without limitation, any of the foregoing relating to the violation of, non-compliance with or liability under any Environmental Law applicable to the operations of the Company or its Subsidiaries), other than, with respect to any Indemnified Party, losses, claims, damages or liabilities that are the result of the gross negligence or willful misconduct of such Indemnified Party.

          Promptly after receipt by an Indemnified Party of notice of any claim, action or proceeding with respect to which an Indemnified Party is entitled to indemnity hereunder, such Indemnified Party will notify the Company of such claim or the commencement of such action or proceeding; provided that the
                                                        --------
failure of an Indemnified Party to give notice as provided herein shall not relieve the Company of its obligations under this section 22 with respect to such Indemnified Party, except to the extent that the Company is actually prejudiced by such failure. The Company will assume the defense of such claim, action or proceeding and will employ counsel reasonably satisfactory to the Indemnified Party and will pay the fees and expenses of such counsel. Notwithstanding the preceding sentence, the Indemnified Party will be entitled, at the expense of the Company, to employ counsel separate from counsel for the Company and for any other party in such action if the Indemnified Party reasonably determines that a conflict of interest or other reasonable basis exists which makes representation by counsel chosen by the Company not advisable, but the Company will not be obligated to pay the fees and expenses of more than one counsel for all Indemnified Parties.

          The agreements in this section shall survive repayment of the Notes and all other amounts payable hereunder.

          23.  Successors and Assigns; Participations; Assignments; Replacement
               ----------------------------------------------------------------
of Notes.
- --------

          23.1  Successors and Assigns.  This Agreement shall be binding upon
                ----------------------
and inure to the benefit of the Company, the holders and their respective successors and assigns, except that the Company may not assign or transfer any of its rights or obligations under this Agreement without the prior written consent of each holder.

          23.2  Participations.  Subject to section 24, any holder may, in
                --------------
accordance with applicable law, including compliance with applicable federal and state securities and "blue sky" laws and regulations, at any time sell to one or more Eligible Assignees ("Participants") participating interests in any Note owned by such holder, the Commitments of such holder or any other interest of such holder hereunder. In the event of any such sale by a holder of a participating interest to a Participant, such holder's obligations under this Agreement to the Company and any other holder shall remain unchanged, such holder shall remain solely responsible for the performance thereof, such holder shall remain the holder of any such Note for all purposes under this Agreement, and the Company shall continue to deal solely and directly with such holder in connection with such holder's rights and obligations under this Agreement. No holder shall be entitled to create in favor of any Participant, in the participation agreement pursuant to which such Participant's participating interest shall be created or otherwise, any right to vote on, consent to or approve any matter relating to this Agreement except for those specified in clauses (a) and (b) of section 20. The Company also agrees that each Participant shall be entitled to the benefits of section 16 with respect to its participation in the Commitments and the Notes outstanding from time to time as if it were a holder; provided that, in the case of section 16, such Participant
                     --------
shall have complied with the requirements of such section and provided,
                                                              --------
further, that no Participant shall be entitled to receive  any greater amount
- -------
pursuant to such section than the transferor holder would have been entitled to receive in respect of the amount of the participation transferred by such transferor holder to such Participant had no such transfer occurred.

          23.3  Assignments.  Subject to section 24, any holder may, in
                -----------
accordance with applicable law, including compliance with applicable federal and state securities and "blue sky" laws and regulations, at any time and from time to time assign to any other holder or to an Eligible Assignee (an "Assignee") all or any part of its Notes and Commitments pursuant to an assignment and acceptance executed by such Assignee and such assigning holder and delivered to the Company for acceptance and recording in the Register (an "Assignment and Acceptance"); provided that, in the case of any such assignment to an Eligible
              --------
Assignee, the sum of the aggregate principal amount of the Notes and the aggregate amount of Unused Commitment being assigned is not less than $5,000,000 (or such lesser amount as constitutes the assigning holder's entire aggregate principal amount of Notes and Unused Commitment) and, if such assignment is of less than all the Notes and Commitments of the assigning holder, the sum of the aggregate principal amount of the assigning holder's remaining Notes and the aggregate amount of Unused Commitment is not less than $5,000,000 (or such lesser amount as may be agreed to by the Company). Upon such execution, delivery, acceptance and recording, from and after the effective date determined pursuant to such Assignment and Acceptance, (i) the Assignee thereunder shall be a party hereto and, to the extent provided in such Assignment and Acceptance, have the rights and obligations of a holder hereunder, and (ii) the assigning holder thereunder shall, to the extent provided in such Assignment and Acceptance, be released from its obligations under this Agreement (and, in the case of an Assignment and Acceptance covering all or the remaining portion of an assigning holder's rights and obligations under this Agreement, such assigning holder shall cease to be a party hereto but shall be entitled to the benefits of section 16 in respect of the period prior to such assignment).

          23.4  Register.  The Company shall maintain a copy of each Assignment
                --------
and Acceptance delivered to it and a register (the "Register") for the recordation of the names and addresses of the holders, the registered owners of the Obligations evidenced by the Notes and the principal amount of the Notes owing to each holder from time to time. The entries in the Register shall be prima facie evidence of the accuracy thereof, and the Company and the holders shall treat each Person whose name is recorded in the Register as the owner of a Note hereunder as the owner thereof for all purposes of this Agreement, notwithstanding any notice to the contrary. Any assignment or transfer of all or part of any Note shall be registered on the Register only upon surrender for registration of assignment or transfer of such Note, duly endorsed by (or accompanied by a written instrument of assignment or transfer duly executed by) the holder thereof, and thereupon one or more new Note(s) in the same aggregate principal amount shall be issued to the designated Assignee(s) and the old Note shall be returned to the Company marked "canceled". The Register shall be available for inspection by any holder at any reasonable time and from time to time upon reasonable prior notice.

          23.5  Disclosure of Information in Connection with a Transfer.  The
                -------------------------------------------------------
Company authorizes each holder to disclose to any Participant or Assignee (each, a "Transferee") and any prospective Transferee and its advisers and agents, any and all information in such holder's possession concerning the Company and its Subsidiaries which has been delivered to such holder by or on behalf of the Company pursuant to this Agreement or which has been delivered to such holder by or on behalf of the Company in connection with such holder's credit evaluation of the Company and its Subsidiaries prior to becoming a party to this Agreement; provided that no such disclosure may be made unless such Transferee or
- --------
prospective Transferee and its advisers and agents shall have executed and delivered to the Company an agreement reasonably acceptable to the Company to keep such information confidential.

          23.6  Assignment to Federal Reserve Bank.  Nothing contained herein
                ----------------------------------
shall prohibit assignments creating security interests, including, without limitation, any pledge or assignment by a holder of any Note to any Federal Reserve Bank in accordance with applicable law.

          23.7   Replacement of Notes.  Upon receipt of evidence reasonably
                 --------------------
satisfactory to the Company of the loss, theft, destruction or mutilation of any Note and, in the case of any such loss, theft or destruction of any Note, upon delivery of an indemnity bond in such reasonable amount as the Company may determine (or, in the case of any Note held by you or another institutional holder or your or its nominee, of an indemnity agreement from you or such other holder) or, in the case of any such mutilation, upon the surrender of such Note for cancellation to the Company at its principal office, the Company at its expense will execute and deliver, in lieu thereof, a new Note in the unpaid principal amount of such lost, stolen, destroyed or mutilated Note, dated so that there will be no loss of interest on such Note and otherwise of like tenor. Any Note in lieu of which any such new Note has been so executed and delivered by the Company shall not be deemed to be an outstanding Note for any purpose of this Agreement.

          24.  Remarketing
               -----------

          (a) You shall not engage in any remarketing efforts (i) prior to October 23, 1999, with respect to any assignment of any Unused Commitment related to the Series A Note Commitment or any Series A Notes and (ii) prior to October 23, 1999, with respect to any assignment of any Unused Commitment related to the Series B Note Commitment or any Series B Notes except as provided in this section. Prior to such time, you may request that the Company shorten the period in which you are restricted from remarketing the Notes. The Company will consider any such request and will not object to any such request if it concludes (in the exercise of its business judgement based on such criteria as it considers appropriate) that any such remarketing will not impair the ability of the Company to any High Yield Offering. The restrictions set forth in this section 24 shall not apply to any remarketing of the Notes to any of your Affiliates.

          (b) You shall provide the Company at least with 60 days prior written notice (a "Remarketing Notice") if you wish the Company to assist in any transfer or assignment of any amount of the Commitments or the Notes or if the Five-Year No-Call (as defined below) will be applicable to the Notes being so assigned (a "Remarketing Transfer"). Upon receipt of a Remarketing Notice, the Company and its Subsidiaries shall cooperate with you and your underwriters or agents in each remarketing effort undertaken by you. Such cooperation shall include, if requested by you, (i) the Company providing customary information in respect of the Company and its Subsidiaries and making customary representations and warranties with respect to such information in connection with any Offering and, if required by the Securities Act, the Company acting as co-registrant, issuer or co-issuer of such Offering, (ii) senior officers of the Company and its Subsidiaries participating to a reasonable degree and upon reasonable prior notice, in the "road show" for any Offering or in meetings with prospective transferees or assignees of the Notes and, (iii) appropriate personnel from the Company and its Subsidiaries assisting in the drafting of a registration statement or offering circular used in marketing of any Offering; provided that
                                                                  --------
the Company may elect to combine the registration of such Offering with the registration of any of the Company's other High Yield Debt. The Company will promptly after delivery of a Remarketing Notice, upon your request, direct its counsel
(i) to prepare required documentation for Refinancing Securities and/or any required amendments to this Agreement to permit a Remarketing Transfer or (ii) to review any such documentation prepared by your counsel, and the Company will work diligently with you to finalize such documentation and issue such Refinancing Securities in the manner you request.

          (c) In connection with any Remarketing Transfer involving a sale of Notes, the holders of the Notes or Refinancing Securities that are the subject of such Remarketing Transfer shall, if you so request, be granted the right to decline any optional or mandatory prepayments of such Notes or Refinancing Securities (excluding regularly scheduled installments of principal) for a period of up to five years from the date of consummation of such Remarketing Transfer (the "Five-Year No-Call").

          (d) If you have not completed a Remarketing Transfer for all the Series A Notes and the Series B Notes then outstanding prior to January 1, 2003, then the Company will pay you up to 3% of the then outstanding principal amount of all Notes to defray any actual marketing and other distribution costs incurred by you in connection with any such remarketing.

          (e) At any time after the earlier to occur of (i) the disposition by you of more than 50% of the aggregate principal amount of the Series A Notes or Series B Notes then outstanding and (ii) January 1, 2001, you or the Required Holders may request the issuance of Refinancing Securities in place of such Series A Notes or Series B Notes, as applicable.

          25.  Adjustments.  If any holder (a "Benefitted Holder") shall at
               -----------
any time receive any payment of all or part of its Notes, or interest thereon, (whether voluntarily or involuntarily) in a greater proportion than any such payment to any other holder, if any, in respect of such other holder's Notes, or interest thereon, such Benefitted Holder shall purchase for cash from the other holders a participating interest in such portion of each such other holder's Notes, Notes as shall be necessary to cause such Benefitted Holder to share the excess payment ratably with each of the other holders; provided, that if all or
                                                       --------
any portion of such excess payment is thereafter recovered from such Benefitted Holder, such purchase shall be rescinded, and the purchase price returned, to the extent of such recovery, but without interest.

          26.  Miscellaneous.  This Agreement shall be binding upon and inure
               -------------
to the benefit of and be enforceable by the respective successors and assigns of the parties hereto, whether so expressed or not, and, in particular, shall inure to the benefit of and be enforceable by any holder or holders at the time of the Notes or any part thereof. Except as stated in section 19, this Agreement embodies the entire agreement and understanding between you and the Company and supersedes all prior agreements and understandings relating to the subject matter hereof. This Agreement and the Notes shall be construed and enforced in accordance with and governed by the law of the State of New York. The headings in this Agreement are for purposes of reference only and shall not limit or otherwise affect the meaning hereof. This Agreement may be executed in any number of counterparts, each of which shall be an original, but all of which together shall constitute one instrument.

          27.  Submission To Jurisdiction; Waivers.  The Company hereby
               -----------------------------------
irrevocably and unconditionally:

          (a) submits for itself and its property in any legal action or proceeding relating to this Agreement, and the Notes, or for recognition and enforcement of any judgment in respect thereof, to the non-exclusive general jurisdiction of the Courts of the State of New York, the courts of the United States of America for the Southern District of New York, and appellate courts from any thereof;

          (b) consents that any such action or proceeding may be brought in such courts and waives any objection that it may now or hereafter have to the venue of any such action or proceeding in any such court or that such action or proceeding was brought in an inconvenient court and agrees not to plead or claim the same;

          (c) agrees that service of process in any such action or proceeding may be effected by mailing a copy thereof by registered or certified mail (or any substantially similar form of mail), postage prepaid, to the Company at its address set forth in section 18 or at such other address of which you shall have been notified pursuant thereto;

          (d) agrees that nothing contained herein shall affect the right to effect service of process in any other manner permitted by law or shall limit the right to sue in any other jurisdiction; and

          (e) waives, to the maximum extent not prohibited by law, any right it may have to claim or recover in any legal action or proceeding referred to in this section any special, exemplary, punitive or consequential damages.

          28.  Expansion Notes.  If the Company obtains the right to develop
               ---------------
or operate PCS networks serving BTAs or MTAs in addition to those contained in the Designated Areas (such additional BTAs or MTAs, the "Expansion Areas"), you agree to provide financing related to such Expansion Areas through the purchase of Notes having the same terms and conditions as the Series A Notes and Series B Notes (such Notes, the "Expansion Notes") in an aggregate principal amount representing 30% of the software, hardware and services to be provided by the Vendor for such Expansion Area as set forth in a definitive business plan with respect to such Expansion Area as approved by the board of directors of the Company (the "Base Case"). Fifty percent of the Notes purchased by you shall have the same terms as the Series A Notes and the remainder shall have the same terms as the Series B Notes; provided that (i) you shall not be obligated to
                             --------
purchase more than an aggregate principal amount of $50,000,000 of Expansion Notes (exclusive of the additional Series A Notes in an initial aggregate principal amount of $12,500,000 and the Series B Notes in an initial aggregate principal amount of $12,500,000 to be issued and purchased by you pursuant to this Agreement) and (ii) such $50,000,000 aggregate principal amount shall be decreased on a dollar for dollar basis up to a maximum reduction of $20,000,000 to the extent that you provide any Commitments for Expansion Term Loans (as such terms are defined in the Credit Agreement) (it being understood that you have agreed to provide $35,000,000 of such Commitments which shall not be utilized to decrease such $50,000,000 aggregate principal amount). The expiration date for the Expansion Notes issued to finance a particular Expansion Area shall be October 23, 2009. The Company acknowledges that your obligation to purchase Expansion Notes is contingent on:

     (a) the Company irrevocably committing to purchase one mobile switching center and fifty base stations for such Expansion Area from the Vendor either pursuant to the Procurement Contract or under a new procurement contract acceptable to the Company and the Vendor;

     (b) the Company having entered into one or more agreements with AT&T and AT&T PCS on terms substantially equivalent, in your determination, as those entered into with AT&T, AT&T PCS and TWR with respect to the Designated Areas which relate to the use of the AT&T brand name, trademarks and service marks, roaming, access to the AT&T network with seamless integration for customers;

     (c) an agreement among AT&T PCS, TWR and the other parties to the Stockholders' Agreement (in each case together with the Affiliated Successors (as defined in the Stockholders' Agreement) that none of them will offer any Company Communications Services (as defined in the Stockholders' Agreement) in such Expansion Area (other than the right of AT&T PCS to offer resale services similar to those set forth in Section 8.6 of the Stockholders' Agreement);

     (d) the Company having received either cash equity contributions or irrevocable commitments to provide, over a time frame acceptable to you, cash equity contributions, per POP in such Expansion Area in an amount of not less than $10;

     (e) the Company having Licenses covering such Expansion Area that (i) are in full force and effect with no pending appeal, and (ii) are not subject to any pending or, to the knowledge of the Company, threatened revocation or termination proceeding or action;

     (f) the Company being in compliance with all Licenses covering such Expansion Area in all material respects; and

     (g) the Company and the Vendor having into a new procurement contract or amendment of the Procurement Contract, as described above.

Your exclusivity rights under the Procurement Contract with respect to the Expansion Area shall not terminate if any of these conditions are not satisfied and as a result you do not purchase any Expansion Notes. The Company's and your obligations under this section 28 shall expire June 30, 2001.

In connection with any such purchase of Expansion Notes for an Expansion Area, the Company and you will agree to:

     (i)  modify the threshold amount of Net Securities Proceeds under section
     10.4 to an amount not to exceed the product of (X) $198,000,000 multiplied by (Y) a fraction the numerator of which is the sum of (A) 16,800,000 plus
     (B) the number of POPs in Expansion Areas for which Expansion Notes have been or concurrent therewith are being issued and the denominator of which is 16,800,000; and

     (ii) enter into an agreement and/or an amendment to this Agreement related to the purchase of the Expansion Notes.

          29.  Waivers of Jury Trial.  THE COMPANY AND YOU HEREBY IRREVOCABLY
               ---------------------
AND UNCONDITIONALLY WAIVE TRIAL BY JURY IN ANY LEGAL ACTION OR PROCEEDING RELATING TO THIS AGREEMENT OR, THE NOTES AND FOR ANY COUNTERCLAIM THEREIN.

          30.  Series B Notes.  The parties hereto intend that as promptly as
               --------------
practicable after the date hereof, this Agreement (including the form of Series B Notes issued under this Agreement) shall be modified to provide that the Series B Notes shall have the same covenants (other than Section 4.02, Section 4.08, Section 4.09, Section 4.10 and Section 4.11 as to which the corresponding provisions of this Agreement, if any, shall apply) as those contained in Article 4 and Article 5 of the Indenture (including, to the extent applicable and solely for the purposes of applying and interpreting such covenants, all defined terms contained therein) and the same events of default as those contained in Article 6 of the Indenture (including, to the extent applicable and solely for the purposes of applying and interpreting such provisions, all defined terms contained therein), in each case, with such conforming changes as may be necessary or appropriate to reflect that the Series B Notes are not being issued under the Indenture and do not have the benefit of any guarantees by the Subsidiaries and with such other modifications as the parties may agree.

          31.  Existing Events of Default; Effectiveness.  Prior to the date
               -----------------------------------------
hereof, the Company has delivered a Series A Note in the principal amount of $1,583,479.16 representing all Additional Notes due and owing under the Existing Note Agreement and has delivered all financial and other information required to be delivered under section 8.1(a) and 8.1(d). You have agreed to waive late delivery of such Note and such financial and other information as required under the Existing Note Agreement. On the Effective Date, the Existing Note Agreement shall be amended and restated in its entirety by this Agreement and the Existing Note

Agreement shall thereafter be of no further force and effect. Notwithstanding any provision of this Section 31 to the contrary, any obligations of the Company which accrued on or prior to the Effective Date under the Existing Note Agreement shall not be released or terminated by the effectiveness of this Agreement. The terms and conditions of this Agreement and your rights and remedies under this Agreement, shall apply to all the obligations incurred under the Existing Note Agreement. It is expressly understood and agreed by the parties hereto that (a) this Agreement is in no way intended to constitute a novation of the obligations and liabilities existing under the Existing Note Agreement or evidence payment of all or any of such obligations and liabilities and (b) the obligations and liabilities under the Notes evidence obligations and liabilities incurred under the Existing Note Agreement.


          If you are in agreement with the foregoing, please sign the form of agreement on the accompanying counterparts of this letter and return one of the same to the Company, whereupon this letter shall become a binding agreement between you and the Company.

                              Very truly yours,

                              TELECORP PCS, INC.



                              By: /s/ Thomas H. Sullivan
                                 ----------------------------
                                 Title: Executive Vice President

The foregoing Agreement is
hereby agreed to as of the
date thereof.

LUCENT TECHNOLOGIES INC.


By: /s/ Leslie L. Rogers
   ----------------------
Title: Managing Partner

                                  SCHEDULE A

                             PURCHASER INFORMATION
                             ---------------------



Lucent Technologies Inc.
600 Mountain Avenue
Murray Hill, New Jersey 07974

                                  SCHEDULE B

                              DISCLOSURE SCHEDULE
                              -------------------


    Revised Disclosure Schedules pursuant to Section 5 of the Note Purchase Agreement by and between TeleCorp PCS, Inc. and Lucent Technologies, Inc.

                        Revised as of October 29, 1999

Schedule 6.5 Changes.
- --------------------

The Company has certain financial obligations under the Company's 11 5/8 % Senior Subordinated Discount Notes due 2009 issued in the aggregate principal amount of $575,000,000.

Section 6.8  Capital Stock and Related Matters.
- ----------------------------------------------

(a)   The Company's capitalization is as follows:

   Type of Stock, $.01 par value          Shares Authorized       Shares Issued and Outstanding
- -----------------------------------------------------------------------------------------------
Series A Convertible Preferred                  100,000                               97,472.84
 Stock
("Series A Preferred Stock")
- -----------------------------------------------------------------------------------------------
Series B Convertible Preferred                  200,000                                       0
 Stock
- -----------------------------------------------------------------------------------------------
Series C Preferred Stock                        215,000                              210,608.09
- -----------------------------------------------------------------------------------------------
Series D Preferred Stock                         50,000                               49,416.98
- -----------------------------------------------------------------------------------------------
Series E Preferred Stock                         30,000                               24,979.70
- -----------------------------------------------------------------------------------------------
Series F Preferred Stock                      5,000,000                            4,826,141.20
- -----------------------------------------------------------------------------------------------
Senior Common Stock                           7,000,000                                       0
- -----------------------------------------------------------------------------------------------
Class A Voting Common Stock                  95,000,000                              23,907,399
("Class A Common Stock")
- -----------------------------------------------------------------------------------------------
Class B Non-Voting Common Stock              95,000,000                                       0
- -----------------------------------------------------------------------------------------------
Class C Common Stock                            100,000                                  91,846
- -----------------------------------------------------------------------------------------------
Class D Common Stock                            300,000                                 275,539
- -----------------------------------------------------------------------------------------------
Voting Preference Common Stock                    1,000                                   1,000
- -----------------------------------------------------------------------------------------------

See (c) below

(b) The capitalization of each of the Company's corporate Subsidiaries is as follows:

            Subsidiary                     Shares Authorized              Shares Issued and
                                                                             Outstanding
- ------------------------------------------------------------------------------------------------
TeleCorp Holding Corp., Inc.        1,000 of common stock, no par               100
                                    value
- ------------------------------------------------------------------------------------------------
TeleCorp Communications, Inc.       1,000 of common stock, no par               100
                                    value
- ------------------------------------------------------------------------------------------------
TeleCorp Limited Holdings, Inc.     1,000 of common stock, no par               100
                                    value
- ------------------------------------------------------------------------------------------------
TeleCorp Realty Holdings, Inc.      1,000 of common stock, no par               100
                                    value
- ------------------------------------------------------------------------------------------------
Viper Wireless, Inc.                15,000 of class A common              7,500 class A common
                                    stock, $.01 par value, 85,000        42,500 class B common
                                    of class B common stock, $.01      71,274 series A preferred
                                    par value, 100,000 of series A
                                    preferred stock, $.01 par value
- ------------------------------------------------------------------------------------------------
TeleCorp of Puerto Rico, Inc.       100,000 of common stock,                    100
                                    $.01 par value
- ------------------------------------------------------------------------------------------------
TeleCorp Puerto Rico Realty, Inc.   100,000 of common stock, $.01             1,000
                                    par value
- ------------------------------------------------------------------------------------------------


(c)

1.  Stock Option Plan.  As of October 19, 1999, the Company has granted to
    -----------------
certain of its employees and directors options to purchase 178,735 shares of its Class B Common Stock pursuant to its 1999 Stock Option Plan. Upon the completion of a qualified initial public offering, the Company will exchange the options to purchase Class B Common Stock for options to purchase Class A Common Stock. These options are subject to a three or four year vesting schedule, during which time the Company is obligated to issue shares of its Class A (or Class B) Common Stock to employees and/or directors who exercise any of their vested shares.

2.  Restricted Stock Plan.  As of October 19, 1999 the Company has issued 6,678
    ---------------------
shares of Series E Preferred Stock and 1,229,719 shares of Class A Common Stock to certain employees pursuant to the Company's 1998 Restricted Stock Plan, as amended. Each award is subject to a five or six year vesting schedule, and the Company is obligated to repurchase certain amounts of such granted shares for $0.01 per share if any employee holding restricted shares terminates his/her employment with the Company.

3.  LMDS Transaction.  The Company shall issue to OneLiberty Fund IV, L.P.,
    ----------------
Northwood Ventures LLC and Northwood Capital Partners LLC (the "LMDS Investors") an aggregate of 2,700 shares of Series C Preferred Stock and to the LMDS Investors, Gerald T. Vento and

Thomas H. Sullivan, an aggregate of 270,000 shares of Class A Voting Common Stock, upon the closing of the transaction contemplated by the Stock Purchase Agreement by and among the Company, TeleCorp Holding Corp., Inc., Gerald T. Vento and Thomas H. Sullivan, and the LMDS Investors, dated as of October 18, 1999.

4.  Viper Transaction. The Company shall (i) issue 64,535 shares of Voting
    -----------------
Common Stock and 493.33 shares of Series E Preferred Stock to Gerald T. Vento,
(ii) issue 40,116 shares of Voting Common Stock and 306.67 shares of Series E Preferred Stock to Thomas H. Sullivan and (iii) fund into its 1998 Restricted Stock Plan 58,140 shares of Class A Common Voting Stock and 311.11 shares of Series E Preferred Stock, upon the closing of the transaction contemplated by the Plan of Reorganization and Agreement of Merger by and among the Company, TeleCorp Holding Corp., Inc., Viper Wireless, Inc., Gerald T. Vento and Thomas
H. Sullivan, dated as of October 18, 1999.

5.  Initial Public Offering.  On October 20, 1999 the Company filed an S-1
    -----------------------
registration statement with the Securities and Exchange Commission registering shares of its Class A Common Stock for sale to the public. The aggregate offering price including the underwriters overallotment is $143,520,000.

6.  Management Agreement.  Pursuant to a Management Agreement between the
    --------------------
Company and TeleCorp Management Corp., dated July 17, 1998, as amended, following the termination of the Management Agreement for any reason, the Company is obligated to repurchase from Gerald Vento and Thomas Sullivan up to 1,865,600 unvested shares of Class A Common Stock and up to 18,219 unvested shares of Series E Preferred Stock.


Section 6.9 Debt.
- ----------------

1.  The Company has certain financial obligations under the following:

  (a) Credit Agreement, dated as of July 17, 1998, by and among TeleCorp PCS, Inc., The Chase Manhattan Bank, TD Securities (USA) Inc., and Bankers Trust Company, and all agreements related thereto;

  (b) Increasing Rate Subordinated Notes (Series A) issued to Lucent by the Company under the Series A and B Note Purchase Agreement plus any interest accrued thereon;

  (c) Certain Letters of Credit in an aggregate amount of approximately $1,500,000; and

  (d) The Company's 11 5/8% Senior Subordinated Discount Notes Due 2009.

2. TeleCorp Holding Corp., Inc. is obligated to pay certain debt to the United States Department of Treasury in the outstanding principal amount of approximately $20,700,000 with respect to certain F and C Block licenses it holds.

Section 6.11 Litigation.  None
- -----------------------


Section 6.20 Broker's Fee.  None
- -------------------------


Section 6.23 Subsidiaries.
- -------------------------

In addition to TeleCorp Holding Corp., Inc. and TeleCorp PCS, L.L.C., the Company has the following Subsidiaries:

1.  TeleCorp Communications, Inc.
2.  TeleCorp Limited Holdings, Inc.
3.  TeleCorp Realty Holdings, Inc.
4.  TeleCorp Realty, L.L.C. (managing member is TeleCorp Communications, Inc.)
5. TeleCorp Equipment Leasing, L.P. (the general partner is TeleCorp Limited Holdings, Inc. and the limited partner is TeleCorp Communications, Inc.)
6.  TeleCorp of Puerto Rico, Inc.
7.  TeleCorp Puerto Rico Realty, Inc.
8.  Viper Wireless, Inc.
9.  Affiliate License Co., L.L.C. (The Company is a 1/3 owner)

                                 SCHEDULE 6.23

                                 SUBSIDIARIES
                                 ------------

See Schedule B.

                                   EXHIBIT A


             FORM OF INCREASING RATE SUBORDINATED NOTE (SERIES A)
             ----------------------------------------------------


$___________________                               [  issue date   ]
                                                    ---------------


          FOR VALUE RECEIVED, TeleCorp PCS, Inc., a Delaware corporation ( the "Company"), promises to pay to the order of Lucent Technologies Inc.("Payee"), on October 23, 2009 or such earlier date as may be provided pursuant to the Purchase Agreement referred to below, the principal amount of _________________________ ($___________).

          The Company also promises to pay interest on the unpaid principal amount hereof from the date hereof until paid in full at a rate equal to 8.50% per annum (the "Initial Rate"). If the Series A Notes (as defined in the Purchase Agreement referred to below) are not redeemed in their entirety by January 1, 2001, the Initial Rate will increase for the calendar year 2001, commencing January 1, 2001, to a rate per annum equal to 10.0%; the Initial Rate will increase for the calendar year 2002, commencing January 1, 2002, to a rate per annum equal to 11.5%; and the Initial Rate will increase for the calendar year 2003 and for all times thereafter, commencing January 1, 2003, to a rate per annum equal to 12.125%. Interest shall be payable semiannually on June 16 and December 16 of each year; provided that during the period from the date
                              --------
hereof to May 11, 2004, the Company may pay the interest on any interest payment date during such period by issuing to the Payee an additional Note, identical to this Note (other than the date thereof, which shall be the date such interest payment is due) in the principal amount of the interest payable on such payment date. Commencing May 12, 2004 and at all times thereafter, interest shall be payable in cash unless there exists at the time such interest payment is due restrictions on such cash interest payment in any document evidencing Senior Debt.

          This Note is issued pursuant to and entitled to the benefits of the Amended and Restated Note Purchase Agreement dated as of October 29, 1999, as the same may at any time be amended, modified or supplemented and in effect (the "Purchase Agreement") between the Company and the Payee, to which reference is hereby made for a more complete statement of the terms and conditions under which the Notes were purchased and are to be repaid. Capitalized terms used herein without definition shall have the meanings set forth in the Purchase Agreement.

          All payments of principal and interest in respect of this Note shall be made in lawful money of the United States of America in same day funds to Payee at the office of Chase Manhattan Bank in the Borough of Manhattan, the City and State of New York or at such other place as shall be designated in writing for such purpose in accordance with the terms of the Purchase Agreement. Each of Payee and any subsequent holder of this Note agrees, by its acceptance hereof, that before disposing of this Note or any part hereof it will make a notation hereon of all principal payments previously made hereunder and of the date to which interest hereon has been paid; provided, however, that the failure to make a notation of any payment made on this Note shall not limit or otherwise affect the obligation of the Company hereunder with respect to payments of principal or interest on this Note.

          Whenever any payment on this Note shall be stated to be due on a day which is not a Business Day, such payment shall be made on the next succeeding Business Day and such extension of time shall be included in the computation of the payment of interest on this Note.

          This Note is subject to prepayment at the option of the Company as provided in subsection 10.1 of the Purchase Agreement. The Company is obligated to prepay or make an offer to purchase all or part of this Note under the circumstances described in subsections 10.2 and 10.4 of the Purchase Agreement.

          This Note is subordinated in right of payment to Senior Debt as and to the extent provided in Section 14 of the Purchase Agreement.

          THIS NOTE SHALL BE GOVERNED BY, AND SHALL BE CONSTRUED AND ENFORCED IN ACCORDANCE WITH, THE LAWS OF THE STATE OF NEW YORK WITHOUT REGARD TO THE PRINCIPLES OF CONFLICTS OF LAWS.

          Upon the occurrence of an Event of Default, the unpaid balance of the principal amount of this Note, together with all accrued but unpaid interest thereon, may become, or may be declared to be, due and payable in the manner, upon the conditions and with the effect provided in the Purchase Agreement.

          The terms of this Note are subject to amendment only in the manner provided in the Purchase Agreement.

          No reference herein to the Purchase Agreement and no provisions of this Note or the Purchase Agreement shall alter or impair the obligation of the Company, which is absolute and unconditional, to pay the principal of and interest on this Note at the place, at the respective times, and in the currency herein prescribed.

          The Company promises to pay all costs and expenses, including all reasonable attorneys' fees, expenses and disbursements, incurred in the collection and enforcement of this Note. The Company and endorsers of this Note hereby consent to renewals and extensions of time at or after the maturity hereof, without notice, and hereby waive diligence, presentment, protest, demand and notice of every kind and, to the full extent permitted by law, the right to plead any statute of limitations as a defense to any demand hereunder.

          IN WITNESS WHEREOF, the Company has caused this Note to be executed and delivered by its duly authorized officer, as of the day and year and at the place first above written.

                                    TELECORP PCS, INC.


                                    By:_________________________________
                                     Title:

                                   EXHIBIT B

             FORM OF INCREASING RATE SUBORDINATED NOTE (SERIES B)
              ----------------------------------------------------


$___________                                  __________, 1999


          FOR VALUE RECEIVED, Telecorp PCS, Inc., a Delaware corporation ( the "Company"), promises to pay to the order of Lucent Technologies Inc.("Payee"), on October 23, 2009 or such earlier date as may be provided pursuant to the Purchase Agreement referred to below, the principal amount of _____________ Dollars ($__________).

          The Company also promises to pay interest on the unpaid principal amount hereof from the date hereof until paid in full at a rate equal to 10% per annum (the "Initial Rate"). If the Series B Notes (as defined in the Purchase Agreement referred to below) are not redeemed in their entirety by January 1, 2000, the Initial Rate will increase for the calendar year 2000, commencing January 1, 2000, to a rate per annum of 11.5%; the Initial Rate will increase for each calendar year thereafter, commencing January 1, 2001, to a rate per annum equal to 12.125%. Interest shall be payable semiannually on _________ and _________ of each year, commencing on ________; provided that during the period
                                                --------
from the date hereof to May 11, 2004, the Company may pay the interest on any interest payment date during such period by issuing to the Payee an additional Note, identical to this Note (other than the date thereof, which shall be the date such interest payment is due)in the principal amount of the interest payable on such payment date. After May 11, 2004, interest shall be payable in cash unless there exists at the time such interest payment is due restrictions on such cash interest payment in any document evidencing Senior Debt.

          This Note is issued pursuant to and entitled to the benefits of the Amended and Restated Note Purchase Agreement dated as of October 29, 1999, as the same may at any time be amended, modified or supplemented and in effect (the "Purchase Agreement") between the Company and the Payee, to which reference is hereby made for a more complete statement of the terms and conditions under which the Notes were purchased and are to be repaid. Capitalized terms used herein without definition shall have the meanings set forth in the Purchase Agreement.

          All payments of principal and interest in respect of this Note shall be made in lawful money of the United States of America in same day funds to Payee at the office of Chase Manhattan Bank in the Borough of Manhattan, the City and State of New York or at such other place as shall be designated in writing for such purpose in accordance with the terms of the Purchase Agreement. Each of Payee and any subsequent holder of this Note agrees, by its acceptance hereof, that before disposing of this Note or any part hereof it will make a notation hereon of all principal payments previously made hereunder and of the date to which interest hereon has been paid; provided, however, that the failure to make a notation of any payment made on this Note shall not limit or otherwise affect the obligation of the Company hereunder with respect to payments of principal or interest on this Note.

          Whenever any payment on this Note shall be stated to be due on a day which is not a Business Day, such payment shall be made on the next succeeding Business Day and such extension of time shall be included in the computation of the payment of interest on this Note.

          This Note is subject to prepayment at the option of the Company as provided in subsection 10.1 of the Purchase Agreement. The Company is obligated to prepay or make an offer to purchase all or part of this Note under the circumstances described in subsections 10.2 and 10.5 of the Purchase Agreement.

          This Note is subordinated in right of payment to Senior Debt as and to the extent provided in Section 14 of the Purchase Agreement.

          THIS NOTE SHALL BE GOVERNED BY, AND SHALL BE CONSTRUED AND ENFORCED IN ACCORDANCE WITH, THE LAWS OF THE STATE OF NEW YORK WITHOUT REGARD TO THE PRINCIPLES OF CONFLICTS OF LAWS.

          Upon the occurrence of an Event of Default, the unpaid balance of the principal amount of this Note, together with all accrued but unpaid interest thereon, may become, or may be declared to be, due and payable in the manner, upon the conditions and with the effect provided in the Purchase Agreement.

          The terms of this Note are subject to amendment only in the manner provided in the Purchase Agreement.

          No reference herein to the Purchase Agreement and no provisions of this Note or the Purchase Agreement shall alter or impair the obligation of the Company, which is absolute and unconditional, to pay the principal of and interest on this Note at the place, at the respective times, and in the currency herein prescribed.

          The Company promises to pay all costs and expenses, including all reasonable attorneys' fees, expenses and disbursements, incurred in the collection and enforcement of this

Note. The Company and endorsers of this Note hereby consent to renewals and extensions of time at or after the maturity hereof, without notice, and hereby waive diligence, presentment, protest, demand and notice of every kind and, to the full extent permitted by law, the right to plead any statute of limitations as a defense to any demand hereunder.

          IN WITNESS WHEREOF, the Company has caused this Note to be executed and delivered by its duly authorized officer, as of the day and year and at the place first above written.

                                    TELECORP PCS, INC.


                                    BY:____________________________________
                                     Title:

                                                                         ANNEX I

                               DESIGNATED AREAS
                               ----------------

Little Rock, Arkansas MTA and the following BTAs:

Blytheville, AR;
Dyersburg-Union City, TN;
Memphis, TN;
Jackson, TN;
Baton Rouge, LA;
Lafayette New Iberia, LA;
New Orleans, LA;
Houma & Hammond, LA;
Beaumont, TX;
Cape Girardeau-Sikeston, MO;
Columbia, MO;
Jefferson City, MO;
Kirksville, MO;
Poplar Bluff, MO;
Rolla, MO;
Springfield (excluding Springfield MSA & MA 14 Barton 1v), MO;
West Plains, MO;
Carbondale-Marion, IL;
Mt. Vernon-Centralia, IL;
Quincy, IL-Hannibal, MO;
Boston, MA;
Hyannis, MA;
Manchester-Nashua-Concord, NH;
Worcester, MA; and
San Juan, Puerto Rico

                                                                        ANNEX II
                                                                        --------

                              SLE EXPANSION AREAS
                              -------------------

San Juan Expansion Area
- -----------------------
San Juan, Puerto Rico MTA


Lake Charles Expansion Area
- ---------------------------
Lake Charles, Louisiana BTA
Monroe, Louisiana BTA
Alexandria, Louisiana BTA
Beaumont, Texas BTA


Indiana Expansion Area
- ----------------------
Evansville, Indiana BTA
Paducah, Kentucky BTA